                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                     Kaiser Aluminum & Chemical Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

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












                                 [Company Logo]






                                                                 April 28, 2000


To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Kaiser Aluminum & Chemical Corporation (the "Company") to be held at 9:00 a.m. on Thursday, June 8, 2000, at The Power Center, 12401 South Post Oak, Houston, Texas.

     At the Annual Meeting, the holders of the Company's Common Stock, par value $.33 1/3 per share ("Common Stock"), Cumulative (1985 Series A) Preference Stock and Cumulative (1985 Series B) Preference Stock as of the close of business on April 17, 2000 (all such holders being collectively referred to as the "Stockholders") will consider and vote, as a single class, (i) in the election of directors, and (ii) upon such other business as may properly be presented to the Annual Meeting or any adjournments or postponements thereof.

     Each Stockholder is entitled to receive notice of and to vote at the Annual Meeting and is urged to attend. Whether or not you intend to be present at the Annual Meeting, we urge you to complete, date, sign and promptly return the enclosed proxy card.

     We look forward to seeing as many of you as possible at the Annual Meeting.


     GEORGE T. HAYMAKER, JR.             RAYMOND J. MILCHOVICH
     Chairman of the Board               President and Chief Executive Officer

                     KAISER ALUMINUM & CHEMICAL CORPORATION
                           5847 SAN FELIPE, SUITE 2600
                              HOUSTON, TEXAS 77057




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 8, 2000


     The Annual Meeting of Stockholders (the "Annual Meeting") of Kaiser Aluminum & Chemical Corporation (the "Company") will be held at The Power Center, 12401 South Post Oak, Houston, Texas, on Thursday, June 8, 2000, at 9:00 a.m., Houston time, for the following purposes:

     1. To elect seven (7) directors to hold office until the Company's 2001 Annual Meeting of Stockholders or until their respective successors are elected and qualified; and

     2. To consider and transact such other business as may properly be presented to the Annual Meeting or any adjournments or postponements thereof.

     Holders of record of the Company's Common Stock, par value $.33 1/3 per share (the "Common Stock"), Cumulative (1985 Series A) Preference Stock and Cumulative (1985 Series B) Preference Stock as of the close of business on April 17, 2000, are entitled to notice of and to vote at the Annual Meeting (all such holders being collectively referred to as the "Stockholders"). The Stockholder list will be available commencing May 29, 2000, and may be inspected for purposes germane to the Annual Meeting during normal business hours prior to the Annual Meeting at the offices of the Company, 5847 San Felipe, Suite 2600, Houston, Texas.

                                              By Order of the Board of Directors

                                              JOHN WM. NIEMAND II
                                              Secretary
April 28, 2000



                                    IMPORTANT

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED FOR YOUR CONVENIENCE AND WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. ANY STOCKHOLDER WHO ATTENDS THE ANNUAL MEETING MAY VOTE PERSONALLY ON ALL MATTERS BROUGHT BEFORE THE ANNUAL MEETING BY FOLLOWING THE PROCEDURES DESCRIBED IN THE ATTACHED PROXY STATEMENT. IN THAT EVENT, YOUR PROXY WILL NOT BE USED.

                     KAISER ALUMINUM & CHEMICAL CORPORATION
                           5847 SAN FELIPE, SUITE 2600
                              HOUSTON, TEXAS 77057

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 8, 2000

     This proxy statement (the "Proxy Statement") is furnished to Stockholders (as defined below) in connection with the solicitation of proxies on behalf of the Board of Directors of Kaiser Aluminum & Chemical Corporation (the "Company"), a Delaware corporation, to be voted at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, June 8, 2000, and any adjournments or postponements thereof, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The principal executive offices of the Company are located at 5847 San Felipe, Suite 2600, Houston, Texas 77057, telephone (713) 267-3777.

     This Proxy Statement, the Notice of Annual Meeting of Stockholders, and the accompanying proxy card and Pre- Registration Form are being mailed, commencing on or about May 8, 2000, to the record holders as of the close of business on April 17, 2000, of the Company's Common Stock, par value $.33 1/3 per share (the "Common Stock"), Cumulative (1985 Series A) Preference Stock ("1985 Series A Stock"), and Cumulative (1985 Series B) Preference Stock ("1985 Series B Stock") (all such holders being collectively referred to as the "Stockholders"). The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, is being mailed to Stockholders together with, but is not part of, this Proxy Statement and other proxy materials.

     The Company's Common Stock is 100% owned by Kaiser Aluminum Corporation ("KAC"). There is no established public trading market for the Common Stock. The holders of record of approximately 82.5% of the 1985 Series A Stock and approximately 29.9% of the 1985 Series B Stock are the trustees under the Trust Agreement of the Kaiser Aluminum USWA Employee Stock Ownership Plan and the Trust Agreement of the Kaiser Aluminum Salaried Employee Stock Ownership Plan, respectively. The trustees have agreed to vote the shares of the 1985 Series A Stock and 1985 Series B Stock held by them as directed by the beneficial owners of such shares, or with respect to shares of such stock as to which no voting instructions are received, in the same proportions as the shares as to which instructions are received are voted. As of April 17, 2000, there were 46,171,365 shares of Common Stock, 316,755 shares of 1985 Series A Stock and 39,401 shares of 1985 Series B Stock outstanding. Holders of shares of Common Stock, 1985 Series A Stock and 1985 Series B Stock have one vote for each share held of record with respect to any matter to be presented at the Annual Meeting.

     We cordially invite you to attend the Annual Meeting. Whether or not you plan to attend, please complete, date, sign and promptly return your proxy card in the enclosed envelope. The persons authorized to act as proxies at the Annual Meeting, individually or jointly, as listed on the proxy card are J. Kent Friedman, John T. La Duc, Raymond J. Milchovich and John Wm. Niemand II. You may revoke your proxy at any time prior to its exercise at the Annual Meeting by giving notice to the Company's Secretary, by filing a later-dated proxy or, if you attend the Annual Meeting, by voting your shares in person. Proxies will be voted in accordance with the directions specified thereon or, in the absence of instructions, "FOR" the election of the directors as set forth in this Proxy Statement.

     All Stockholders, or their duly appointed proxies, may attend the Annual Meeting. Seating, however, is limited. Admission to the Annual Meeting will be on a first-come, first-served basis. Registration is expected to begin at 8:00 a.m., and seating is expected to be available at that time. Cameras, recording equipment, communication devices or other similar equipment will not be permitted in the meeting room without the prior written consent of the Company. In addition, posters, placards and other signs and materials may not be displayed in the meeting room. The Annual Meeting will be conducted in accordance with certain rules and procedures established by the Company. These rules and procedures will be announced or otherwise made available at the Annual Meeting.

     PLEASE NOTE THAT IF YOU HOLD YOUR SHARES IN "STREET NAME" (THAT IS, THROUGH A BROKER, BANK OR OTHER NOMINEE), YOU WILL NEED TO BRING A COPY OF A BROKERAGE OR SIMILAR STATEMENT REFLECTING YOUR STOCK OWNERSHIP AS OF THE RECORD DATE. ALL STOCKHOLDERS, OR THEIR DULY APPOINTED PROXIES, WILL BE REQUIRED TO CHECK IN AT THE REGISTRATION DESK PRIOR TO THE ANNUAL MEETING. IN ADDITION, ALL STOCKHOLDERS,

REGARDLESS OF THEIR FORM OF OWNERSHIP, AND ALL PROXIES WILL ALSO BE REQUIRED TO VERIFY THEIR IDENTITY WITH A DRIVER'S LICENSE OR OTHER APPROPRIATE IDENTIFICATION BEARING A PHOTOGRAPH.

     In order to expedite your admission to the Annual Meeting, we suggest that you pre-register by completing and returning the Pre-Registration Form being sent to you with this Proxy Statement. Alternatively, you may pre-register by submitting the Pre-Registration Form to the Company by facsimile on or before the close of business on June 7, 2000, at 1-877-276-6983. Persons who pre-register will be required to verify their identity at the registration table with a driver's license or other appropriate identification bearing a photograph. Please contact the Company at 1-877-276-6903 if you have any questions regarding the pre-registration process.

     The presence, in person or by proxy, of the holders of shares of the Company's capital stock entitled to cast a majority of the votes entitled to be cast at the Annual Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting. Under Delaware law, abstentions and broker non-votes (i.e., shares held in street name as to which the broker, bank or other nominee has no discretionary power to vote on a particular matter, has received no instructions from the persons entitled to vote such shares, and has appropriately advised the Company that it lacks voting authority) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be treated as shares present and entitled to vote at the Annual Meeting (and not counted in the vote totals) with respect to such matters on which the broker could not vote. A plurality of the votes present, in person or by proxy, is necessary for the election of directors. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld and broker non-votes will be excluded entirely from the vote and will have no effect on the outcome. Abstentions may not be specified in the election of directors.

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. IF YOUR SHARES ARE REGISTERED IN THE NAME OF A BROKER, BANK OR OTHER NOMINEE, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT HIM OR HER TO VOTE THE PROXY CARD AS SOON AS POSSIBLE. IF YOU PLAN TO ATTEND THE ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED IN THE NAME OF A BROKER, BANK OR OTHER NOMINEE, YOU MUST SECURE A PROXY FROM SUCH NOMINEE ASSIGNING VOTING RIGHTS TO YOU FOR YOUR SHARES.

                              ELECTION OF DIRECTORS

      At the Annual Meeting, seven directors will be elected by the Stockholders to serve until the 2001 Annual Meeting or until their respective successors are duly elected and qualified. The seven nominees receiving the highest number of votes will be elected.

     The seven persons nominated for election to the Board of Directors at the Annual Meeting are Robert J. Cruikshank, George T. Haymaker, Jr., Charles E. Hurwitz, Ezra G. Levin, Raymond J. Milchovich, James D. Woods, and James T. Hackett. Messrs. Cruikshank, Haymaker, Hurwitz, Levin, Milchovich, and Woods are currently members of the Board of Directors. See, "Executive Officers and Directors" and "Principal Stockholders" for information concerning each of the nominees, including their business experience during the past five years and the number of shares of the Company's capital stock owned beneficially by each of them as of April 17, 2000. Each of the nominees has consented to serve as a member of the Board of Directors if elected.

     The persons named on the enclosed proxy card will vote the shares represented thereby for the election of the Company's nominees, except where authority has been withheld as to a particular nominee or as to all such nominees. Should any nominee decline or be unable to serve as a director of the Company, which is not anticipated, the persons named on the enclosed proxy card will vote for the election of such other person as the Board of Directors may recommend.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL SUCH NOMINEES.


                                 OTHER BUSINESS

     Neither the Board of Directors nor management intends to bring before the Annual Meeting any business other than the matter referred to in the Notice of Annual Meeting of Stockholders and this Proxy Statement. Nonetheless, if any other business should properly come before the Annual Meeting, or any adjournments or postponements thereof, the persons named on the enclosed proxy card will vote on such matters according to their best judgment.


                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors of the Company (sometimes referred to herein as the "Board") held 12 meetings and acted by written consent on four occasions during 1999. In addition, management confers frequently with the directors on an informal basis to discuss Company affairs. During 1999, no director attended fewer than 75% of the aggregate of the meetings of the Board and all committees of the Board on which he served.

     The Board has four standing committees. These committees consist of the Executive, Audit, Compensation Policy, and Section 162(m) Compensation Committees. The Board does not have a standing nominating committee nor does it have any committee performing a similar function.

     The Executive Committee meets on call and has authority to act on most matters during the intervals between meetings of the entire Board. The current members are Messrs. Haymaker and Hurwitz (Chairman). The Executive Committee met four times and acted by written consent 15 times in 1999.

     The current members of the Audit Committee are Messrs. Levin and Cruikshank (Chairman). The Audit Committee meets with appropriate Company financial and legal personnel, internal auditors and independent public accountants and reviews the internal controls of the Company and the objectivity and appropriateness of its financial reporting. The Audit Committee also recommends to the Board the appointment and retention of the independent public accountants to serve as auditors in examining the corporate accounts of the Company and has the authority to supervise and direct the financial reporting, affairs, policies and procedures of the Company, limited only by restrictions imposed by applicable law, rule or regulation. The independent public accountants periodically meet privately with the Audit Committee and have access to the Audit Committee at any time. The Audit Committee met three times during 1999.

     The Compensation Policy Committee (the "Policy Committee") administers the benefit plans, programs and related trust agreements maintained by the Company and/or its subsidiaries, except to the extent such administration is reserved to the Section 162(m) Compensation Committee. The Policy Committee has the authority to review and approve proposals concerning or related to (i) the establishment, termination, merger, or change of such benefit plans, programs or trust agreements, (ii) material amendments to any such existing benefit plan, program or trust agreement, and (iii) senior management salaries and other compensation. The Policy Committee also has the authority to establish and approve criteria for senior management to be used in determining awards, and to approve any actual awards to be made, under such plans and programs. The Policy Committee does not have such authority and does not perform the foregoing functions in respect of (i) the compensation of certain senior executive officers of the Company determined from time to time by the Section 162(m) Compensation Committee (the "Section 162(m) Committee"), and (ii) any benefit plan, program, or trust maintained by the Company and/or its subsidiaries to the extent that it is designed or otherwise intended to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), as to which authority is granted to, and such functions are to be performed by, the Section 162(m) Committee. The Policy Committee supervises plan committees other than the
Section 162(m) Committee and may delegate the administration and investment decisions concerning plans to committees established for those purposes. Messrs. Cruikshank, Levin (Chairman) and Woods currently serve as members of the Policy Committee. The Policy Committee, which met 26 times during 1999, did not act by written consent during 1999.

     The Section 162(m) Committee (a) administers the benefit plans, programs and related trust agreements maintained by the Company and/or its subsidiaries, and (b) has the authority to review and approve proposals concerning or related to (i) the establishment, termination, merger, or change of such benefit plans, programs, and trust agreements, (ii) material amendments to any such existing benefit plan, program or trust agreement, and (iii) salaries and other compensation, in each case to the extent that such plans, programs, trust agreements, salaries and other compensation are designed or otherwise intended to comply with Section 162(m) of the Code. The Section 162(m) Committee also has the authority to establish and approve criteria to be used in determining awards, and to approve any actual awards to be made, under such plans and programs to the extent that such plans, programs and awards are designed or otherwise intended to comply with Section 162(m) of the Code. The Section 162(m) Committee determines from time to time the senior executive officers of the Company whose compensation shall be subject to the review and approval of the
Section 162(m) Committee. Messrs. Cruikshank (Chairman) and Woods currently serve as members of the Section 162(m) Committee. The Section 162(m) Committee, which met 24 times during 1999, did not act by written consent during 1999.

DIRECTOR COMPENSATION

     Each of the directors who was not an employee of the Company, KAC or KAC's parent, MAXXAM Inc. ("MAXXAM"), received a base fee of $40,000 for 1999, $10,000 of which was paid in the form of an option to purchase shares of KAC's Common Stock ("KAC Common Stock") as more fully described below. Non-employee directors of the Company who were also non-employee directors of MAXXAM, received director or committee fees for serving as a director of the Company and/or KAC in addition to the fees received from MAXXAM. In addition, the non-employee Chairman of each of the committees was paid a fee of $3,000 per year for services as Chairman. All committee members also received a fee of $1,500 per day per committee meeting held in person on a date other than a Board meeting date and $500 per formal telephonic committee meeting. In respect of 1999, Messrs. Cruikshank, Levin, and Woods received an aggregate of $16,500, $16,500, and $2,000, respectively, in such committee fees from the Company and KAC in the form of cash payments.

     Non-employee directors are eligible to participate in the Kaiser 1997 Omnibus Stock Incentive Plan (the "1997 Omnibus Plan"). In 1999, non-employee directors participated in a program pursuant to which each non-employee director received an option to purchase KAC Common Stock at a price established by the Board which would be equal to or greater than the average of the high and low market price of the KAC Common Stock on the day of the grant. The grant had a value of $10,000, and the number of shares covered by the options was determined using the Black-Scholes option pricing method. Each such option becomes exercisable as to all of the shares covered by the option one year from the date of the grant, and is exercisable for a period ending ten years from the date of grant. On December 15, 1999, in respect of 1999 services, Messrs. Cruikshank, Levin, and Woods each received options under the program to purchase 2,667 shares of KAC Common Stock at an exercise price of $9.00 per share. For 2000, the foregoing program has been modified. Annual stock option grants will be made in May of each year with respect to services rendered during the preceding twelve months, with the May 2000 grant to be appropriately prorated for the period January through May

2000. The exercise price of each option will be the average of the high and low market price of the KAC Common Stock on the date of the grant. In general, such stock options will become exercisable at the earlier of (a) the time when the KAC Common Stock trades at $10 or more per share for 20 consecutive trading days and at least one year has elapsed since the date of the grant, or (b) nine years after the date of grant, and such options generally will be exercisable for a period ending ten years from the date of grant.

     In 1999, the Company had a program pursuant to which a one-time grant of an option to purchase KAC Common Stock was to be made to each new non-employee director of the Company based on the market price of such stock on the day of the grant. In each instance the grant was to have a value of $10,000, and the number of shares covered by the option was to be determined using the Black-Scholes option pricing method. Each option would become exercisable as to all of the shares covered by the option one year from the date of grant. No options were granted under this program in 1999. For 2000, the foregoing program has been modified to provide that, in general, such stock options will be granted as soon as practicable after the election of the non-employee director and become exercisable at the earlier of (a) the time when the KAC Common Stock trades at $10 or more per share for 20 consecutive trading days and at least one year has elapsed since the date of the grant, or (b) nine years after the date of grant. On February 29, 2000, Mr. Woods received an option under such program to purchase 2,358 shares of KAC Common Stock at an exercise price of $5.5625 per share.

     KAC has adopted programs identical to the programs described in the two preceding paragraphs, and each of the Company and KAC has expressed its intention that the programs not be deemed to duplicate benefits with respect to individuals who serve as a director of both the Company and KAC.

     The Company and KAC also have a deferred compensation program in which all non-employee directors are eligible to participate. By executing a deferred fee agreement, a non-employee director may defer all or part of the fees from the Company and KAC for services in such capacity for any calendar year. The deferred fees are credited to a book account and are deemed "invested," in 25% increments, in two investment choices: in phantom shares of KAC Common Stock and/or in an account bearing interest calculated using one-twelfth of the sum of the prime rate plus 2% on the first day of each month. If deferred, fees, including all earnings credited to the book account, are paid in cash to the director or beneficiary as soon as practicable following the date the director ceases for any reason to be a member of the Board, either in a lump sum or in a specified number of annual installments not to exceed ten, at the director's election. With the exception of Mr. Haymaker for the year 2000, no deferral elections have been made under this program.

     Subject to the approval of the Chairman of the Board, directors may also be paid additional ad hoc fees for extraordinary services in the amount of $750 per one-half day or $1,500 per day. Directors are reimbursed for travel and other disbursements relating to Board and committee meetings, and non-employee directors are provided travel accident insurance in respect of Company-related business travel.

     Fees to directors who are also employees of KAC or MAXXAM are deemed to be included in their salary. Directors of the Company were also directors of KAC and received the foregoing compensation for acting in both capacities.

     Mr. Haymaker, the Company and KAC have entered into an agreement concerning the terms upon which he will serve as a director and non-executive Chairman of the Boards of the Company and KAC through KAC's 2001 Annual Meeting. Under the agreement, Mr. Haymaker shall, in addition to acting as a director, provide consulting services to the Company and KAC. The agreement provides for base compensation of $250,000 per annum, of which $40,000 represents his base Director's fee and any Board committee fees otherwise payable, and incentive compensation for 2000 having a target amount of $50,000 payable upon the achievement of goals established by the Board. Compensation under the agreement is payable in cash. As permitted by the agreement, Mr. Haymaker has elected to defer receipt of the Director fee portion of the compensation in accordance with the deferred compensation program discussed above.

                        EXECUTIVE OFFICERS AND DIRECTORS

     The following table sets forth certain information, as of April 17, 2000, with respect to the executive officers, directors and nominees for director of the Company. All officers and directors hold office until their respective successors are elected and qualified or until their earlier resignation or removal.


             NAME                                     POSITIONS AND OFFICES WITH THE COMPANY
-----------------------------------           -------------------------------------------------------
Raymond J. Milchovich                         President, Chief Executive Officer, Chief Operating Officer and Director

Jack A. Hockema                               Executive Vice President and President of Kaiser Fabricated Products

John T. La Duc                                Executive Vice President and Chief Financial Officer

J. Kent Friedman                              Senior Vice President and General Counsel

John Barneson                                 Vice President and Chief Administrative Officer

Joseph A. Bonn                                Vice President, Commodities Marketing, Corporate Planning and
                                              Development

Robert E. Cole                                Vice President, Government Affairs

Wayne R. Hale                                 Vice President and President of Kaiser Primary Products

W. Scott Lamb                                 Vice President, Investor Relations and Corporate Communications

Daniel D. Maddox                              Vice President and Controller

Ronald L. Reman                               Vice President, Special Initiatives

Geoffrey W. Smith                             Vice President and President of Kaiser Alumina

Karen A. Twitchell                            Vice President and Treasurer

Kris S. Vasan                                 Vice President, Financial Risk Management

Robert W. Warnock                             Vice President, Performance Measurement and Analysis

John Wm. Niemand II                           Secretary

Robert J. Cruikshank                          Director

George T. Haymaker, Jr.                       Chairman of the Board and Director

Charles E. Hurwitz                            Vice Chairman of the Board and Director

Ezra G. Levin                                 Director

James D. Woods                                Director

James T. Hackett                              ---

------------------------------------


     Raymond J. Milchovich. Mr. Milchovich, age 50, was elected a director of the Company in June 1999 and of KAC in May 1999. He became Chief Executive Officer of the Company and KAC in January 2000 and has served as President and Chief Operating Officer of the Company and KAC since July 1997. He served as Vice President, President of Kaiser Flat-Rolled Products, of the Company from June 1995 through July 1997. He became a Vice President of KAC in May 1997 and served in such capacity through July 1997. From July 1986 to June 1995, Mr. Milchovich served as Divisional Vice President of the Company's flat-rolled products business unit and Works Manager of the Company's Trentwood facility in Spokane, Washington.

     Jack A. Hockema. Mr. Hockema, age 53, was elected to the position of Executive Vice President, and President of Kaiser Fabricated Products of the Company in January 2000. He has served as Vice President of KAC since May 1997. Mr. Hockema became Vice President of the Company and President of Kaiser Engineered Products in March 1997. He served as President of Kaiser Extruded Products and Engineered Components from September 1996 to March 1997. Mr. Hockema served as a consultant to the Company and acting President of Kaiser Engineered Components from September 1995 until September 1996. Mr. Hockema was an employee of the Company from 1977 to 1982, working at the Company's Trentwood facility, and serving as plant manager of its former Union City, California can plant and as operations manager for Kaiser Extruded Products. Mr. Hockema left the Company to become Vice President and General Manager of Bohn Extruded Products, a division of Gulf+Western, and later served as Group Vice President of

American Brass Specialty Products until June 1992. From June 1992 until September 1996, Mr. Hockema provided consulting and investment advisory services to individuals and companies in the metals industry.

     John T. La Duc. Mr. La Duc, age 57, was elected Executive Vice President and Chief Financial Officer of the Company effective July 31, 1998, and of KAC effective September 1, 1998. Mr. La Duc served as Treasurer of the Company from June 1995 until February 1996, and served as Vice President and Chief Financial Officer of the Company from June 1989 and January 1990, respectively. He also was Vice President and Chief Financial Officer of KAC from June 1989 and May 1990, respectively, and was Treasurer of KAC from August 1995 until February 1996 and from January 1993 until April 1993. Since September 1990, Mr. La Duc has served as Senior Vice President of MAXXAM. Mr. La Duc also serves as a Vice President and a director of MAXXAM Group Holdings Inc., a wholly owned subsidiary of MAXXAM and parent of MAXXAM's forest products operations ("MGHI"), as a Vice President and manager on the Board of Managers of Scotia Pacific Company LLC ("Scopac LLC"), a wholly owned subsidiary of MAXXAM engaged in forest product operations and successor by merger in July 1998 to Scotia Pacific Holding Company, and as a director and Vice President of The Pacific Lumber Company, the parent of Scopac LLC ("Pacific Lumber"). He previously served as Chief Financial Officer of MAXXAM from September 1990 until December 1994.

     J. Kent Friedman. Mr. Friedman, age 56, was elected to the position of Senior Vice President and General Counsel of the Company and KAC effective December 1999. He was a partner of Mayor, Day, Caldwell & Keeton, L.L.P., a Houston law firm, from 1982 until December 1999, and he was Managing Partner of that firm from 1982 through 1992. Prior to 1982, he was a partner at Butler & Binion, also a Houston law firm. Mr. Friedman has served as General Counsel of MAXXAM since December 1999 and served as Acting General Counsel of that company from March 1998 until his appointment as its General Counsel. He also has served as a director of Pacific Lumber and a manager on the Board of Managers of Scopac LLC since September 1999, and as a director of SHRP General Partner, Inc. ("SHRP") since October 1995. Mr. Friedman is co-chairman of the Greater Houston Inner City Games, President of the Mickey Leland Kibbutzim Internship Foundation and served as a member of the Board of Regents of Texas Southern University (1987 to 1990) and as a member of the Executive Committee of the Board of Directors of the Houston Symphony (1984 to 1999).

     John Barneson. Mr. Barneson, age 49, was elected to the position of Vice President and Chief Administrative Officer of the Company and KAC effective December 1999. He served as Engineered Products Vice President of Business Development and Planning from September 1997 until December 1999. Mr. Barneson served as Flat-Rolled Products Vice President of Business Development and Planning from April 1996 until September 1997. Mr. Barneson has been an employee of the Company since September 1975 and has held a number of staff and operation management positions within the flat-rolled and engineered products business units.

     Joseph A. Bonn. Mr. Bonn, age 56, has been Vice President, Commodities Marketing, Corporate Planning and Development of the Company since September 1999, and has been Vice President of KAC since May 1997. He served as Vice President, Planning and Development of the Company from March 1997 through September 1999. He served as Vice President, Planning and Administration of the Company and KAC from July 1989 and February 1992, respectively, through July 1997 and May 1997, respectively. Mr. Bonn has served as a Vice President of the Company since April 1987 and served as Senior Vice President--Administration of MAXXAM from September 1991 through December 1992. He was also the Company's Director of Strategic Planning from April 1987 until July 1989. From September 1982 to April 1987, Mr. Bonn served as General Manager of various aluminum fabricating divisions. Mr. Bonn also serves as a director and on the Compensation Committee of National Refractories Corporation.

     Robert E. Cole. Mr. Cole, age 53, has been a Vice President of the Company since March 1981. Since September 1990, Mr. Cole also has served as Vice President--Federal Government Affairs of MAXXAM and as a Vice President of Pacific Lumber. Mr. Cole is currently a member of the United States Auto Parts Advisory Committee to the United States Congress.

     Wayne R. Hale. Mr. Hale, age 44, became a Vice President of the Company effective November 1997 and President of Kaiser Primary Products effective December 1997. From January 1, 1997, until accepting his current position, Mr. Hale served as the Managing Director of Anglesey Aluminium Limited, a United Kingdom corporation 49% owned by the Company ("Anglesey"), on behalf of Rio Tinto plc, the owner of the 51% interest in Anglesey. Anglesey owns and operates an aluminum smelter and port facility in Holyhead, Wales. Between August 1990 and December 1996, Mr.

Hale was employed by the Company and served as Technical Manager and then Operations Manager of the Anglesey smelter before becoming Managing Director of Anglesey in August 1995.

     W. Scott Lamb. Mr. Lamb, age 45, was elected Vice President, Investor Relations and Corporate Communications of the Company effective July 31, 1998, and of KAC effective September 1, 1998. Mr. Lamb previously served as Director of Investor Relations and Corporate Communications of the Company and KAC from June 1997 through July 1998. From July 1995 through June 1997, he served as Director of Investor Relations of the Company and KAC and from January 1995 through July 1995, he served as Director of Public Relations of the Company and KAC. From January 1992 through January 1995, Mr. Lamb served as Director of Public Relations of MAXXAM.

      Daniel D. Maddox. Mr. Maddox, age 40, was elected to the position of Vice President and Controller of the Company effective July 31, 1998, and of KAC effective September 1, 1998. He served as Controller, Corporate Consolidation and Reporting of the Company and KAC from October 1, 1997, through July 1998 and September 1998, respectively. Mr. Maddox previously served as Assistant Corporate Controller of the Company from June 1997 to September 1997 and KAC from May 1997 to September 1997 and Director--External Reporting of the Company from June 1996 to May 1997. Mr. Maddox was with Arthur Andersen LLP from 1982 until joining the Company in June 1996.

     Ronald L. Reman. Mr. Reman, age 42, was elected Vice President, Special Initiatives of the Company and KAC in February 2000. From September 1998 through February 2000, Mr. Reman served as Vice President, Taxes of the Company and KAC. From September 1992 through September 1998, Mr. Reman served as Assistant Treasurer of the Company and KAC. Mr. Reman was elected Vice President of MAXXAM on March 30, 2000. From September 1992 until March 30, 2000, he served as Vice President--Taxes of MAXXAM. From July 1984 until October 1986, Mr. Reman was a Senior Manager in the Tax Department of the New York office of Price Waterhouse after having served seven years with the New York office of Coopers & Lybrand. Mr. Reman also serves as Vice President--Taxes of MGHI, Pacific Lumber and Scopac LLC.

     Geoffrey W. Smith. Mr. Smith, age 53, has been a Vice President of the Company since January 1992, President of Kaiser Alumina since March 1999 and a Vice President of KAC since May 1997. From June 1996 through March 1999, Mr. Smith served as President of Kaiser Aluminum Commodities of the Company. From June 1995 until June 1996, Mr. Smith served as President of Kaiser Alumina, and from December 1994 until June 1995, Mr. Smith was General Manager of the Company's alumina business unit. Mr. Smith previously served as Co-General Manager of the Company's alumina business unit from September 1991 through December 1994. From September 1990 to January 1992, Mr. Smith was Divisional Vice President of the Company's alumina business unit. From August 1988 to August 1990, Mr. Smith was Director of Business Development for the alumina business unit, and from 1982 to August 1988, he was Operations/Technical Manager for the Company's Gramercy, Louisiana facility.

     Karen A. Twitchell. Ms. Twitchell, age 44, was elected to the position of Vice President and Treasurer of the Company effective July 31, 1998, and KAC effective September 1, 1998. She has served as Treasurer of the Company and KAC since February 1996. Prior to that time, Ms. Twitchell was Vice President and Treasurer of Southdown, Inc., a Houston-based company specializing in portland and masonry cement, from April 1994 and Treasurer from 1989.

      Kris S. Vasan. Mr. Vasan, age 50, has been Vice President, Financial Risk Management, of the Company since June 1995. Mr. Vasan previously served as Treasurer of the Company from April 1993 until June 1995 and as Treasurer of KAC from April 1993 until August 1995. Prior to that, Mr. Vasan served the Company and KAC as Corporate Director of Financial Planning and Analysis from June 1990 until April 1993. From October 1987 until June 1990, he served as Associate Director of Financial Planning and Analysis.

     Robert W. Warnock. Mr. Warnock, age 53, was elected to the position of Vice President, Performance Measurement and Analysis of the Company and KAC effective September 1999. He previously served as Controller, Corporate Operations from October 1997, and served as Controller of the Company's flat-rolled products business unit from 1993 to 1997.

     John Wm. Niemand II. Mr. Niemand, age 55, became Secretary of the Company in June 1997 and Secretary of KAC in May 1997. He served as an Assistant Secretary of the Company and KAC since July 1988. Mr. Niemand has served as Senior Assistant General Counsel of the Company and KAC since February 2000. He previously served as Senior

Corporate Counsel of the Company and KAC from May 1992 through December 1995, and as Assistant General Counsel of the Company and KAC from January 1996 through January 2000.

     Robert J. Cruikshank. Mr. Cruikshank, age 69, has served as a director of the Company and KAC since January 1994. In addition, he has been a director of MAXXAM since May 1993. Mr. Cruikshank was a Senior Partner in the international public accounting firm of Deloitte & Touche from December 1989 until his retirement in March 1993. Mr. Cruikshank served on the board of directors of Deloitte Haskins & Sells from 1981 to 1985 and as Managing Partner of the Houston office from June 1974 until its merger with Touche Ross & Co. in December 1989. Mr. Cruikshank also serves as a director and on the Compensation Committee of Reliant Energy Incorporated (formerly Houston Industries Incorporated), a public utility holding company with interests in electric and natural gas utilities, coal and transportation businesses; a director of Texas Biotechnology Incorporated; a trust manager of Weingarten Realty Investors; and as advisory director of Compass Bank--Houston.

     George T. Haymaker, Jr. Mr. Haymaker, age 62, has served as Chairman of the Board of the Company and KAC since January 1, 1994 (non-executive Chairman since January 1, 2000). He served as Chief Executive Officer of the Company and KAC from January 1, 1994 through December 31, 1999, and served as President of the Company and KAC from June 1996 and May 1996, respectively, through July 1997. From May 1993 to December 1993, Mr. Haymaker served as President and Chief Operating Officer of the Company and KAC. Mr. Haymaker became a director of the Company in June 1993, and a director of KAC in May 1993. From 1987 to April 1993, Mr. Haymaker was a partner in a partnership that acquired, redirected and operated small to medium sized companies in the metals industry. Since July 1987, Mr. Haymaker has been a director, and from February 1992 through March 1993 was President, of Midamerica Holdings (formerly Metalmark Corporation), which is in the business of semi-fabrication of aluminum extrusions. Mr. Haymaker also served as Chief Executive Officer and a director of Amarlite Architectural Products, Inc., a producer of architectural curtain wall and entrance products, from August 1990 to April 1992 and from April 1989 to February 1993, respectively. He was a director of American Powdered Metals Company, which was engaged in the manufacture of powdered metal components, from August 1988 to March 1993, and Hayken Metals Asia Limited, which represented manufacturers of aluminum and metal products, from January 1988 to April 1993. From 1984 to 1986, Mr. Haymaker served as Executive Vice President--Aluminum Operations of Alumax Inc., responsible for all primary aluminum and semifabricating activities. From 1982 through 1984, he was Group Vice President, International Operations for Alcoa, Inc., and held other executive and management positions with that company from 1959 to 1982. Mr. Haymaker is also a director of Flowserve Corporation, a provider of valves, pumps and seals, and a director of CII Carbon, LLC., a producer of calcined coke.

     Charles E. Hurwitz. Mr. Hurwitz, age 59, was appointed Vice Chairman of the Company in December 1994 and has served as a director of the Company and KAC since November and October 1988, respectively. Mr. Hurwitz has also served as a member of the Board of Directors and the Executive Committee of MAXXAM since August 1978 and was elected Chairman of the Board and Chief Executive Officer of MAXXAM in March 1980. From January 1993 to January 1998, he also served MAXXAM as President. Mr. Hurwitz has also been, since its formation in November 1996, Chairman of the Board, President and Chief Executive Officer of MGHI. He has been, since January 1974, Chairman of the Board and Chief Executive Officer of Federated Development Company ("Federated"), a Texas corporation primarily engaged in the management of real estate investments and principal stockholder of MAXXAM. Mr. Hurwitz has also served, since May 1993 and October 1995, respectively, as a director and Chairman of the Board of SHRP, the managing general partner of Sam Houston Race Park, Ltd., a Texas limited partnership which operates a horse racing facility in Texas and in which MAXXAM holds a controlling interest ("SHRP, Ltd.").

     Ezra G. Levin. Mr. Levin, age 66, has been a director of the Company since November 1998. He has been a director of KAC since July 1991, and a director of MAXXAM since May 1978. Mr. Levin also served as a director of KAC from April 1988 to May 1990. Mr. Levin has served as a director of Pacific Lumber since February 1993, and as a manager on the Board of Managers of Scopac LLC since June 1998. From January 1974 through December 1995, he served as a trustee of Federated. Mr. Levin is a partner in the law firm of Kramer Levin Naftalis & Frankel LLP, and served as Vice President of the New York Jewish Community Relations Council from 1994 to 1999. Mr. Levin also served as visiting professor at the University of Wisconsin Law School in 1998, and at Columbia College in 1992.

     James D. Woods. Mr. Woods, age 68, has been a director of the Company since June 1999 and KAC since May 1999. Mr. Woods has served as Chairman Emeritus and Consultant for Baker Hughes Incorporated from 1997 to the present, and he was Chairman of the Board and Chief Executive Officer of Baker Hughes Incorporated from 1987 to 1996.

Mr. Woods is a director of The Kroger Co.; Varco International, Inc.; Howmet International, Inc.; Wynn's International, Inc.; and OMI Corporation.

     James T. Hackett. Mr. Hackett, age 46, is a nominee for election as a director of the Company. Since January 2000, Mr. Hackett has been Chairman, President and Chief Executive Officer of Ocean Energy, Inc., a company engaged in oil and natural gas exploration and production worldwide. From 1990 through 1995, Mr. Hackett worked for NGC Corporation, now known as Dynegy, Inc., serving as Senior Vice President and President of the Trident Division in 1995. From January 1996 until June 1997, Mr. Hackett served as Executive Vice President of PanEnergy Corporation and was responsible for integrated international energy development, domestic power operations, and various corporate staff functions. PanEnergy Corporation merged with Duke Energy Corporation in June 1997. From June 1997 until September 1998, Mr. Hackett served as President-Energy Services Group of Duke Energy Corporation, and was responsible for the non-regulated operations of Duke Energy, including energy trading, risk management, and international midstream energy infrastructure development and engineering services. From September 1998 through December 1998, Mr. Hackett was Chief Executive Officer of Seagull Energy Corporation, a company that was listed on the New York Stock Exchange, which was engaged primarily in exploration and production of oil and natural gas. From January 1999 through March 1999, Mr. Hackett assumed the additional title of Chairman of Seagull Energy Corporation, and when Seagull Energy Corporation merged with Ocean Energy, Inc. in March 1999, he was appointed President and Chief Executive Officer of Ocean Energy, Inc.


                             PRINCIPAL STOCKHOLDERS

      The following tables contain information with respect to persons known to the Company to be the beneficial owners of more than 5% of the Common Stock, the 1985 Series A Stock and the 1985 Series B Stock as of April 17, 2000. Shares are considered to be "beneficially" owned if the person has or shares the power to vote or direct the voting for the securities, the power to dispose of or direct the disposition of the securities, or the right to acquire beneficial ownership within 60 days. As of April 17, 2000, no such shares were beneficially owned by any executive officers, directors or nominees for director of the Company.


OWNERSHIP OF CERTAIN BENEFICIAL OWNERS--COMMON STOCK



            NAME AND ADDRESS OF                 AMOUNT AND NATURE OF               PERCENT
             BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP             OF CLASS(1)
            -------------------                 --------------------             -----------
Kaiser Aluminum Corporation                       46,171,365 shares                 100%
  5847 San Felipe, Suite 2600
  Houston, Texas  77057



OWNERSHIP OF CERTAIN BENEFICIAL OWNERS--CUMULATIVE (1985 SERIES A) PREFERENCE STOCK



            NAME AND ADDRESS OF                 AMOUNT AND NATURE OF               PERCENT
             BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP             OF CLASS(1)
            -------------------                 --------------------             -----------

Kaiser Aluminum USWA                               261,460 shares                   82.5%
  Employee Stock Ownership Plan(2)
  c/o Frank Russell Trust Company

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS--CUMULATIVE (1985 SERIES B) PREFERENCE STOCK


            NAME AND ADDRESS OF                 AMOUNT AND NATURE OF               PERCENT
             BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP             OF CLASS(1)
             ----------------                   --------------------             -----------
Kaiser Aluminum Salaried                            11,775 shares                   29.9%
  Employee Stock Ownership Plan(2)
  c/o Frank Russell Trust Company

------------------------------------

(1) The "Percent of Class" is computed using the shares outstanding on April 17, 2000.

(2) Individual participants in such plan may direct such plan's Trustee how to vote their shares; undirected shares are voted by the Trustee in the same proportion as shares voted upon participant direction. The address of Frank Russell Trust Company is 909 A Street, Tacoma, Washington 98402.



OWNERSHIP OF KAC

      The following table sets forth, as of March 31, 2000, unless otherwise indicated, the beneficial ownership of KAC's equity securities by (i) those persons known by the Company to own beneficially more than 5% of the shares of any class then outstanding, (ii) each of the directors and nominees for director of the Company, (iii) each of the named executive officers listed in the Summary Compensation Table, and (iv) all directors, nominees for director and executive officers of the Company as a group.




           NAME OF
       BENEFICIAL OWNER                                 TITLE OF CLASS                # OF SHARES(1)    % OF CLASS
----------------------------------                      --------------                --------------    ----------

MAXXAM Inc.                                              Common Stock                  50,000,000(2)       62.9

Wellington Management Company, LLP                       Common Stock                   5,792,834(3)        7.3

Joseph A. Bonn                                           Common Stock                     122,619(4)         *

Robert J. Cruikshank                                     Common Stock                       8,212(5)         *

James T. Hackett                                         Common Stock                         -0-            *

George T. Haymaker, Jr.                                  Common Stock                     354,858(4)         *

Jack A. Hockema                                          Common Stock                         -0-            *

Charles E. Hurwitz                                       Common Stock                     250,000(6)(7)      *

John T. La Duc                                           Common Stock                     330,157(4)         *

Ezra G. Levin                                            Common Stock                       6,212(6)         *

Raymond J. Milchovich                                    Common Stock                     324,698(4)         *

James D. Woods                                           Common Stock                       5,000            *

All directors, nominees for director and executive       Common Stock                   1,724,720(8)        2.1
officers of the Company as a group (22 persons)

------------------------------------

*    Less than 1%.

(1) Unless otherwise indicated, the beneficial owners have sole voting and investment power with respect to the shares listed in the table. Also includes options exercisable within 60 days of March 31, 2000, to acquire such shares.

(2) Includes 27,938,250 shares beneficially owned by MGHI. As of March 31, 2000, such shares were pledged as security for $130.0 million principal amount of 12% Senior Secured Notes due 2003. An additional 7,915,000 shares of KAC Common Stock were pledged by MAXXAM under a separate agreement under which $16.0 million had been borrowed by MAXXAM as of December 31, 1999. The address of MAXXAM is 5847 San Felipe, Suite 2600, Houston, Texas 77057.

(3) Information is based solely on the Schedules 13G filed with the SEC and dated February 9, 2000, and February 4, 2000, respectively, by Wellington Management Company, LLP ("Wellington"), a registered investment advisor, and Vanguard Windsor Funds - Windsor Fund ("Vanguard"), a registered investment company, reporting their respective ownership interest in KAC at December 31, 1999. The Schedule 13G filed by Vanguard indicates that it has shared dispositive power and sole voting power with respect to 5,789,334 of such shares. The Schedule 13G filed by Wellington indicates that it has shared dispositive power and no voting power with respect to all of such 5,789,334 shares reported by Vanguard. In addition, the Wellington Schedule 13G indicates that it has shared dispositive power and shared voting power with respect to an additional 3,500 of shares held by other clients. Vanguard's address is P.O. Box 2600, Valley Forge, Pennsylvania 19482. Wellington's address is 75 State Street, Boston, Massachusetts 02109.

(4) Includes 275,366, 261,200, 196,700 and 62,896 options exercisable within 60 days of March 31, 2000, to acquire shares of KAC Common Stock, by Messrs. Haymaker, Milchovich, La Duc and Bonn, respectively.

(5) Includes options exercisable within 60 days of March 31, 2000, to acquire 6,212 shares of KAC Common Stock.

(6) Represents only options exercisable within 60 days of March 31, 2000, to acquire such shares.

(7) Excludes shares owned by MAXXAM. Mr. Hurwitz may be deemed to hold beneficial ownership in KAC as a result of his beneficial ownership in MAXXAM.

(8) Includes options exercisable within 60 days of March 31, 2000, to acquire 1,242,103 shares of KAC Common Stock.

OWNERSHIP OF MAXXAM

     As of March 31, 2000, MAXXAM owned, directly and indirectly, approximately 62.9% of the issued and outstanding KAC Common Stock. The following table sets forth, as of March 31, 2000, the beneficial ownership of the common stock and Class A $.05 Non-Cumulative Participating Convertible Preferred Stock ("Preferred Stock") of MAXXAM by the directors of the Company, and by the directors and nominees for director of the Company and the executive officers of the Company as a group:




               NAME OF                                                                   %         % OF COMBINED
          BENEFICIAL OWNER                    TITLE OF CLASS         # OF SHARES(1)    OF CLASS    VOTING POWER (2)
---------------------------------------     -------------------     ----------------  ----------- -----------------
Charles E. Hurwitz                            Common Stock          2,920,704(3)(4)      41.9
                                              Preferred Stock         738,941(4)(5)(6)   99.2           71.5

Ezra G. Levin                                 Common Stock              2,925(7)            *              *

Robert J. Cruikshank                          Common Stock              2,925(7)            *              *

All directors, nominees for director and      Common Stock          2,926,804(4)(8)      41.9
executive officers of the Company as a        Preferred Stock         738,941(5)(6)      99.2           71.5
group (22 persons)


------------------------------------

*     Less than 1%.

(1) Unless otherwise indicated, beneficial owners have sole voting and investment power with respect to the shares listed in the table. Includes the number of shares such persons would have received on March 31, 2000, if any, for their exercisable stock appreciation rights ("SARs") (excluding SARs payable in cash only) exercisable within 60 days of such date if such rights had been paid solely in shares of MAXXAM common stock.

(2) MAXXAM Preferred Stock is generally entitled to ten votes per share on matters presented to a vote of MAXXAM's stockholders.

(3) Includes 1,669,451 shares of MAXXAM common stock owned by Federated Development Inc., a wholly owned subsidiary of Federated ("FDI"), as to which Mr. Hurwitz indirectly possesses voting and investment power. Mr. Hurwitz serves as a director of Federated, and together with members of his immediate family and trusts for the benefit thereof, owns all of the voting shares of Federated. Also includes (a) 34,845 shares of MAXXAM common stock separately owned by Mr. Hurwitz's spouse and as to which Mr. Hurwitz disclaims beneficial ownership, (b) 46,500 shares of MAXXAM common stock owned by the Hurwitz Investment Partnership L.P., a limited partnership controlled by Mr. Hurwitz and his spouse, 23,250 of which shares were separately owned by Mr. Hurwitz's spouse prior to their transfer to such limited partnership and as to which Mr. Hurwitz disclaims beneficial ownership, (c) 91,926 shares of MAXXAM common stock owned by the 1992 Hurwitz Investment Partnership L.P., of which 45,963 shares are owned by Mr. Hurwitz's spouse as separate property and as to which Mr. Hurwitz disclaims beneficial ownership, (d) 957,453 shares of MAXXAM common stock held directly by Mr. Hurwitz, including 256,808 shares of MAXXAM common stock with respect to which Mr. Hurwitz possesses sole voting power and which have certain transfer and other restrictions that generally lapse in December 2014, (e) 60,000 shares of MAXXAM common stock owned by Federated Development Investments, LLC, which is owned 79% by FDI and 21% by Mr. Hurwitz, and of which FDI is the managing member ("FDILLC"), (f) options to purchase 21,029 shares of MAXXAM common stock held by FDI, and (g) options held by Mr. Hurwitz to purchase 39,500 shares of MAXXAM common stock exercisable within 60 days of March 31, 2000.

(4) FDI, Federated, FDILLC, the Hurwitz Investment Partnership L.P., the 1992 Hurwitz Investment Partnership L.P. and Mr. Hurwitz may be deemed a "group" (the "Stockholder Group") within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of March 31, 2000, in the aggregate, the members of the Stockholder Group owned 2,920,704 shares of MAXXAM common stock and 738,941 shares of Preferred Stock, aggregating approximately 71.5% of the total voting power of MAXXAM. By reason of his relationship with the members of the Stockholder Group, Mr. Hurwitz may be deemed to possess shared voting and investment power with respect to the shares held by the Stockholder Group.

(5) Includes 661,377 shares owned by FDI as to which Mr. Hurwitz possesses voting and investment power and 1,064 shares held directly.

(6) Includes options exercisable within 60 days of March 31, 2000, to acquire 76,500 shares of Preferred Stock.

(7) Includes options exercisable within 60 days of March 31, 2000, to acquire 1,925 shares of MAXXAM common stock.

(8) Includes (i) options exercisable within 60 days of March 31, 2000, to acquire 64,379 shares of MAXXAM common stock.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     Although certain plans or programs in which executive officers of the Company participate are jointly sponsored by the Company and KAC, executive officers of the Company are directly employed and compensated by the Company. The following table sets forth compensation information, cash and non-cash, for each of the Company's last three completed fiscal years with respect to the Chief Executive Officer and the four most highly compensated executive officers of the Company (collectively referred to as the "named executive officers") for the fiscal year ended December 31, 1999:


                                                                                  LONG-TERM COMPENSATION
                                                                             --------------------------------
                                              ANNUAL COMPENSATION                 AWARDS          PAYOUTS
                                        ------------------------------------ --------------------------------
            (a)                (b)           (c)         (d)          (e)          (f)        (g)        (h)           (i)
                                                                    OTHER     RESTRICTED
                                                                    ANNUAL      STOCK       OPTIONS/    LTIP        ALL OTHER
      NAME AND                          SALARY          BONUS    COMPENSATION   AWARD(S)      SARS     PAYOUTS     COMPENSATION
 PRINCIPAL POSITION            YEAR      ($)             ($)         ($)(1)        ($)          #        ($)(2)         ($)
-------------------            ----     -------       ---------  ------------ -----------    -------    -------     -----------
George T. Haymaker, Jr         1999     569,000        184,070(8)     -0-         -0-           -0-      259,027      28,450(3)
(Chief Executive Officer       1998     563,583        290,000        -0-         -0-       500,000(6)   294,328      28,179(3)
during 1997, 1998 and 1999)    1997     494,083        311,000        -0-         -0-           -0-      121,122      24,704(3)

Raymond J. Milchovich          1999     518,502        174,144(8)     -0-         -0-       500,000(7)   134,515      389,520(3)(4)
President and Chief            1998     419,583        250,000        -0-         -0-       500,000(7)   102,211      20,979(3)
Executive Officer              1997     272,083        211,000        -0-         -0-           -0-       71,212      17,796(3)(4)
(Chief Executive Officer
beginning January 2000)

John T. La Duc                 1999     358,167        171,928(5)(8)  -0-         -0-           -0-      120,990      17,908(3)
Executive Vice President and   1998     320,000        220,000(5)     -0-         -0-       468,750      124,356      16,000(3)
Chief Financial Officer        1997     260,000        184,000(5)     -0-         -0-           -0-       44,236      13,000(3)

Jack A. Hockema                1999     265,000        212,085(8)     -0-         -0-           -0-      165,270      13,250(3)
Executive Vice President and   1998     225,000         70,830        -0-         -0-           -0-      292,950      11,250(3)
President of Kaiser            1997     225,000        125,550        -0-         -0-           -0-          -0-      11,250(3)
Fabricated Products

Joseph A. Bonn                 1999     259,585         78,721(8)     -0-         -0-       163,190       79,760      12,979(3)
Vice President, Commodities    1998     235,300         89,560        -0-         -0-           -0-       82,898      11,765(3)
Marketing, Corporate           1997     235,300        100,000        -0-         -0-           -0-       40,550      11,765(3)
Planning and Development



------------------------------------

(1) Excludes perquisites and other personal benefits because the aggregate amount of such compensation does not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported.

(2) The long-term component of the Company's incentive compensation program in effect for the periods covered above provides incentive compensation based on performance against goals over rolling three-year periods. Awards generally were made 57% in shares of KAC Common Stock and 43% in cash for the performance periods 1995-1997 and 1996-1998. For the performance period 1997-1999, awards generally were made entirely in shares of KAC Common Stock. The aggregate number of shares distributed was based on the average closing price of KAC Common Stock during the last December of the performance period for the performance periods 1995-1997 and 1996-1998. For the 1997-1999 performance period, one-half of the aggregate number of shares to be distributed is based on the average closing price of KAC Common Stock during the last December of the performance period; the other half is based on a target price of $15.00 per share. Awards are generally paid in two equal installments: the first during the year following the end of the three-year performance period and the second during the following year. Payment of the second installment is generally conditioned on continued employment. If a participant voluntarily terminates his or her employment for any reason other than death, disability or retirement, any unmade payments are forfeited. Distribution of the first installment of the 1997-1999 award to corporate officers was deferred until KAC's net income, as adjusted for certain factors, was positive for a fiscal quarter. KAC's net income, as adjusted, for the first quarter of 2000 satisfied this condition. Therefore, the first installment was paid in April 2000. Pursuant to a separate agreement, the full amount of Mr. Hockema's award for the 1997-1999 performance period was paid in cash at the time the first installment of awards for that period was paid. The amounts indicated in the Summary Compensation Table reflect the value of the actual payment received under the program during the year indicated with the stock portion of each amount being based on the market value on the date of distribution. Total awards for the 1995-1997, 1996-1998 and 1997-1999 periods were $362,136, $250,000 and $47,600 for Mr.
     Haymaker; $161,500, $150,000 and $33,925 for Mr. Milchovich; $164,900,
     $120,000 and $22,081 for Mr. La Duc; $292,950, $165,270 and $235,600 for
     Mr. Hockema; and $90,965, $92,580 and $13,395 for Mr. Bonn, respectively. Additional information with respect to the long-term component of the Company's incentive compensation program is set forth below in the Long-Term Incentive Plan Awards Table and in the Report of the Compensation Committees on Executive Compensation.

(3) Includes accruals by the Company of $28,450, $28,179 and $24,704 for Mr. Haymaker; $25,925, $20,979 and $13,604 for Mr. Milchovich; $17,908, $16,000
     and $13,000 for Mr. La Duc; $13,250, $11,250 and $11,250 for Mr. Hockema;
     and $12,979, $11,765 and $11,765 for Mr. Bonn under the Kaiser Savings Plan and Kaiser Supplemental Benefits Plan (each as defined below) for 1999, 1998 and 1997, respectively

(4) Includes moving-related items of $363,595 and $4,192 for Mr. Milchovich for 1999 and 1997.

(5) Includes $75,000 (to be paid over a three-year period) for 1999, and $50,000 (to be paid over a two-year period) for each of 1998 and 1997, respectively, which will be reimbursed by MAXXAM.

(6) In 1998, Mr. Haymaker received two stock option grants under the 1997 Omnibus Plan which together exceeded the intended limit of 500,000 shares. A proportionate amount of each of the 1998 grants was canceled to bring them within the 500,000 share limit. The amount shown in column (g) of the table reflects the cancellations which occurred in 2000. Mr. Haymaker received option grants in 2000 equal to the canceled portions of the 1998 grants (169,000 shares in the aggregate) which contain terms (including exercise price) designed to replicate the provisions of the 1998 grants.

(7) In each of 1998 and 1999 Mr. Milchovich received a stock option grant under the 1997 Omnibus Plan which exceeded the intended limit of 500,000 shares. A portion of each grant was canceled to bring it within the 500,000 share limit, and the amounts shown in column (g) of the table reflect the cancellations which occurred in 2000. Mr. Milchovich received option grants in 2000 equal to the canceled portion of the grants (135,000 shares as to 1998 and 250,000 shares as to 1999) which contain terms (including exercise price) designed to replicate the provisions of the 1998 and 1999 grants.

(8) Payment of bonus for 1999 was deferred until KAC's net income, as adjusted for certain factors, was positive for a fiscal quarter. KAC's net income, as adjusted, for the first quarter of 2000 satisfied this condition.

OPTION GRANTS

     The following table sets forth certain information concerning stock options granted in fiscal year 1999 to each of the Company's named executive officers who were granted stock options during that period:




                                         INDIVIDUAL GRANTS(1)
----------------------------------------------------------------------------------------------------         ---------------
            (a)                     (b)                 (c)                (d)               (e)                 (f)
                                   # OF             % OF TOTAL
                                SECURITIES            OPTIONS
                                UNDERLYING           GRANTED TO         EXERCISE OR                           GRANT DATE
                                  OPTIONS           EMPLOYEES IN        BASE PRICE        EXPIRATION         PRESENT VALUE
       NAME                       GRANTS                1999             ($/SHARE)           DATE                 ($)
---------------------           ----------          ------------         -----------      ----------         --------------
Joseph A. Bonn                    163,190               16.9                8.8438         09/09/09            798,000(2)
Raymond J. Milchovich           100,000(3)              10.3                9.5000         06/01/09            455,765(4)
Raymond J. Milchovich           200,000(3)              20.6               12.3500         06/01/09            911,530(4)
Raymond J. Milchovich           200,000(3)              20.6               14.2500         06/01/09            911,530(4)

------------------------------------
(1)  Represents options with respect to shares of KAC Common Stock only.

(2) Valuation utilizing the Black-Scholes option pricing method with the following assumptions: 3-year monthly volatility for KAC Common Stock, 5.95% risk-free rate (based on U.S. Treasury strip rate on the date of grant with a term equal to that of the option), no dividend yield and 10-year exercise date. No adjustments were made for non-transferability or risk of forfeiture.

(3)  See note (7) to the Summary Compensation Table. The amounts shown in column
     (b) and column (c) of this Option Grant Table reflect the cancellation which occurred in 2000.

(4) Valuation based on a targeted gain at achievement of a stock price goal of $16.20 for a share of KAC Common Stock, with a ten-year exercise period. No adjustments were made for non-transferability or risk of forfeiture. One-fifth of these stock options vest on December 31, 2000. An additional one-fifth vests on each December 31 thereafter until fully vested.

     The stock options set forth in the above table were granted under the 1997 Omnibus Plan. Each of the foregoing options is exercisable for cash, KAC Common Stock or a combination thereof. Additional information with respect to the terms of Mr. Milchovich's grant are set forth below under the caption "Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

OPTION/SAR EXERCISES AND FISCAL YEAR END VALUE TABLE

     The table below provides information on an aggregated basis concerning each exercise of stock options and SARs during the fiscal year ended December 31, 1999, by each of the Company's named executive officers, and the 1999 fiscal year-end value of unexercised options and SARs.



            (a)                  (b)             (c)                 (d)                               (e)
                                                                                               VALUE OF UNEXERCISED
                                                              NUMBER OF UNEXERCISED                IN-THE-MONEY
                                                                  OPTIONS/SARS                     OPTIONS/SARS
                                SHARES                         AT YEAR END (#) (1)             AT FISCAL YEAR-END ($)
                             ACQUIRED ON      VALUE        ---------------------------    -------------------------------
       NAME                  EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----------------------      -------------   ------------   -----------   -------------    ------------     --------------
George T. Haymaker, Jr          -0-          -0-            275,366(2)      311,334(2)       26,250(2)(3)      --(5)
Raymond J. Milchovich           -0-          -0-            261,200(4)      746,000(4)        --(5)            --(5)
John T. La Duc                  -0-          -0-            196,700         281,250           --(5)            --(5)
                                -0-          -0-              4,000(6)          -0-          59,500(6)           -0-
Jack A. Hockema                 -0-          -0-                -0-             -0-             -0-              -0-
Joseph A. Bonn                  -0-          -0-             62,896         108,794           --(5)            --(5)

------------------------------------

(1) Except as otherwise indicated, all references are to options to purchase shares of KAC Common Stock.

(2)  See note (6) to the Summary Compensation Table. The amounts shown in column
     (d) and column (e) of this Option/SAR Exercises and Fiscal Year End Value Table reflect the cancellations which occurred in 2000.

(3) Valued at $7.6875, the closing price of KAC Common Stock on December 31, 1999, less the exercise price.

(4)  See note (7) to the Summary Compensation Table. The amounts shown in column
     (d) of this Option/SAR Exercises and Fiscal Year End Value Table reflect the cancellations which occurred in 2000.

(5) Valued at $7.6875, the closing price of KAC Common Stock on December 31, 1999, less the exercise price. No value is shown because the exercise price is higher than the year-end closing price.

(6) Represents SARs relating to MAXXAM common stock. Valued at $42.875 per share, the closing price of MAXXAM common stock on December 31, 1999, less the exercise price. The SARs relating to MAXXAM common stock set forth in the above table for Mr. La Duc were granted under MAXXAM's 1984 Phantom Share Plan (the "MAXXAM Phantom Plan"). All of Mr. La Duc's SARs under the MAXXAM Phantom Plan are exercisable for cash only.

LONG-TERM INCENTIVE PLAN AWARDS TABLE

      Each of the Company's named executive officers received a distribution in 1999 under the long-term component of the Company's incentive compensation program for the 1995-1997 and 1996-1998 three-year, long-term performance periods. The following table and accompanying footnotes describe the non-cash distributions received by each of the Company's named executive officers in 1999.


                                                                                      ESTIMATED FUTURE PAYOUTS
                                                                                UNDER NON-STOCK PRICE BASED PLANS(5)
                                                                            -------------------------------------------
             (a)                       (b)                 (c)                (d)               (e)               (f)
                                                       PERFORMANCE OR
                                                    OTHER PERIODS UNTIL
                                     NUMBER OF          MATURATION
             NAME                    SHARES(1)           OR PAYOUT          THRESHOLD           TARGET           MAXIMUM
------------------------------  ------------------  -------------------     ---------           ------           -------
George T. Haymaker, Jr              10,887(2)                  --             --                  --                  --
                                    13,097(3)                  --(4)          --                  --                  --
Raymond J. Milchovich                4,855(2)                  --             --                  --                  --
                                     7,858(3)                  --(4)          --                  --                  --
John T. La Duc                       4,957(2)                  --             --                  --                  --
                                     6,286(3)                  --(4)          --                  --                  --
Jack A. Hockema                         --                     --             --                  --                  --
                                        --                     --             --                  --                  --
Joseph A. Bonn                       2,734(2)                  --             --                  --                  --
                                     4,850(3)                  --(4)          --                  --                  --

------------------------------------

(1)  Represents shares of KAC Common Stock only.

(2) Represents the stock portion of the second installment of long-term incentive award distributed in April 1999 in connection with the 1995-1997 three-year, long-term performance period. The average closing price of KAC Common Stock during December 1997 was $9.48 per share. The total awards for the 1995-1997 long-term performance period for Messrs. Haymaker, Milchovich, La Duc, and Bonn were $362,136, $161,500, $164,900, and $90,965, respectively.

(3) Represents the stock portion of the first installment of long-term incentive award distributed in April 1999 in connection with the 1996-1998 three-year, long-term performance period. The average closing price of KAC Common Stock during December 1998 was $5.44 per share. The total awards for the 1996-1998 long-term performance period for Messrs. Haymaker, Milchovich, La Duc, and Bonn were $250,000, $150,000, $120,000 and $92,580, respectively.

(4) Payment of the second installment for the 1996-1998 long-term performance period was conditioned on continued employment. The second installment was distributed in March 2000.

(5) All payments in connection with the 1995-1997 and 1996-1998 three-year, long-term performance periods have been made. As more fully described in note (2) to the Summary Compensation Table above, the total award for the 1997-1999 three-year, long-term performance period has been determined. Distribution of the first installment of the 1997-1999 award to corporate officers was deferred until KAC's net income, as adjusted for certain factors, was positive for a fiscal quarter. KAC's net income, as adjusted, for the first quarter of 2000 satisfied this condition. Therefore, the first installment was made in April 2000, and the second installment will, subject to certain conditions, be distributed in 2001.

     The amount of the awards earned for a performance period are dependent upon the level of satisfaction of performance criteria established for that period. During the 1995-1997 and 1996-1998 performance periods, target incentives were based on the return on assets employed in the business. During the 1997-1999 performance period, target incentives were based upon earnings per share targets established in 1997. Additional information with respect to long-term incentive compensation awarded to the Company's named executive officers, including information with respect to the 1997-1999 performance period, is set forth above in the Summary Compensation Table, including note (2) to the Summary Compensation Table, and below in the Report of the Compensation Committees on Executive Compensation.

DEFINED BENEFIT PLANS

     Kaiser Retirement Plan

     The Company maintains a qualified, defined-benefit retirement plan (the "Kaiser Retirement Plan") for salaried employees of the Company and co-sponsoring subsidiaries who meet certain eligibility requirements. The table below shows estimated annual retirement benefits payable under the terms of the Kaiser Retirement Plan to participants with the indicated years of credited service. These benefits are reflected without reduction for the limitations imposed by the Code on qualified plans and before adjustment for the Social Security offset, thereby reflecting aggregate benefits to be received, subject to Social Security offsets, under the Kaiser Retirement Plan and the Kaiser Supplemental Benefits Plan (as defined below).




                                                YEARS OF SERVICE
  AVERAGE ANNUAL     ------------------------------------------------------------------------
   REMUNERATION           15            20             25             30             35
  --------------     -----------   ------------   ------------    ------------ --------------

   $  250,000           56,250         75,000        93,750        112,500        131,250
      350,000           78,750        105,000       131,250        157,500        183,750
      450,000          101,250        135,000       168,750        202,500        236,250
      550,000          123,750        165,000       206,250        247,500        288,750
      650,000          146,250        195,000       243,750        292,500        341,250
      750,000          168,750        225,000       281,250        337,500        393,750
      850,000          191,250        255,000       318,750        382,500        446,250
      950,000          213,750        285,000       356,250        427,500        498,750
    1,050,000          236,250        315,000       393,750        472,500        551,250


The estimated annual retirement benefits shown are based upon the assumptions that current Kaiser Retirement Plan and Kaiser Supplemental Benefits Plan provisions remain in effect, that the participant retires at age 65, and that the retiree receives payments based on a straight-life annuity for his lifetime. Messrs. Haymaker, Milchovich, La Duc, Hockema and Bonn had 6.7, 19.6, 30.3, 7.9 and 32.5 years of credited service, respectively, on December 31, 1999. Monthly retirement benefits, except for certain minimum benefits, are determined by multiplying years of credited service (not in excess of 40) by the difference between 1.50% of average monthly compensation for the highest base period (of 36, 48 or 60 consecutive months, depending upon compensation level) in the last 10 years of employment and 1.25% of monthly primary Social Security benefits. Pension compensation covered by the Kaiser Retirement Plan and the Kaiser Supplemental Benefits Plan consists of salary and bonus amounts set forth in the Summary Compensation Table (column (c) plus column (d) thereof). As more fully described below under the caption "Employment Contracts and Termination of Employment and Change-in-Control Arrangements," Mr. Haymaker's employment agreement provided for the payment to him of an additional unfunded non-qualified supplemental retirement benefit, which benefit in the amount of $2,513,451 was paid to him in 2000 following his retirement at the end of 1999.

     Participants are entitled to retire and receive pension benefits, unreduced for age, upon reaching age 62 or after 30 years of credited service. Full early pension benefits (without adjustment for Social Security offset prior to age 62) are payable to participants who are at least 55 years of age and have completed 10 or more years of pension service (or whose age and years of pension service total 70) and who have been terminated by the Company or an affiliate for reasons of job elimination or partial disability. Participants electing to retire prior to age 62 who are at least 55 years of age and who have completed 10 or more years of pension service (or whose age and years of pension service total at least 70) may receive pension benefits, unreduced for age, payable at age 62 or reduced benefits payable earlier. Participants who terminate their employment after five years or more of pension service, or after age 55 but prior to age 62, are entitled to pension benefits, unreduced for age, commencing at age 62 or, if they have completed 10 or more years of pension service, actuarially reduced benefits payable earlier. For participants with five or more years of pension service or who have reached age 55 and who die, the Kaiser Retirement Plan provides a pension to their eligible surviving spouses. Upon retirement, participants may elect among several payment alternatives including, for most types of retirement, a lump-sum payment.

     Kaiser Supplemental Benefits Plan

     The Company maintains an unfunded, non-qualified Supplemental Benefits Plan (the "Kaiser Supplemental Benefits Plan"), the purpose of which is to restore benefits which would otherwise be paid from the Kaiser Retirement Plan or the Supplemental Savings and Retirement Plan, a qualified Section 401(k) plan (the "Kaiser Savings Plan"), were it not for the Section 401(a)(17) and Section 415 limitations imposed by the Code. Participation in the Kaiser Supplemental Benefits Plan includes all employees of the Company and its subsidiaries whose benefits under the Kaiser Retirement Plan and Kaiser Savings Plan are likely to be affected by such limitations imposed by the Code. Eligible participants are entitled to receive the equivalent of the Kaiser Retirement Plan and Kaiser Savings Plan benefits which they may be prevented from receiving under those plans because of such Code limitations. In 2000, following his retirement at the end of 1999, Mr. Haymaker received payment of this supplemental benefit in the amount of $681,281.

     Kaiser Termination Payment Policy

     Most full-time salaried employees of the Company are eligible for benefits under an unfunded termination policy if their employment is involuntarily terminated, subject to a number of exclusions. The policy provides for lump-sum payments after termination ranging from one-half month's salary for less than one year of service graduating to eight months' salary for 30 or more years of service. The amounts payable to Messrs. Haymaker, Milchovich, La Duc, Hockema and Bonn under the policy if they had been involuntarily terminated on December 31, 1999, would have been $94,833, $262,500, $242,667, $55,208 and $180,000, respectively.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     George T. Haymaker, Jr.

     On April 1, 1993, the Company and KAC entered into an employment agreement with Mr. Haymaker, pursuant to which he served as Chairman and Chief Executive Officer of the Company and KAC. Mr. Haymaker's employment agreement, as amended, terminated in December 1999 and provided for an annual base salary of not less than $569,000, and a cumulative bonus target for 1999 of $1,245,000 under the Company's executive compensation programs as more fully described below in the Report of the Compensation Committees on Executive Compensation. Of this amount, $395,000 was attributable to Mr. Haymaker's short-term incentive target and $850,000 was attributable to his long-term incentive target for the three-year period ending December 31, 1999.

     Mr. Haymaker's employment agreement provided that, in the event of a change of control of the Company or KAC which, within one year thereafter, adversely affected Mr. Haymaker's title, position, duties, responsibilities or compensation, he could elect to be deemed terminated without cause, and therefore entitled to a severance payment in an amount equal to two times his base annual salary reduced by any payment made as discussed under "Kaiser Termination Payment Policy" above.

     In addition, under this employment agreement, Mr. Haymaker vested 20% per year in an unfunded non-qualified supplemental benefit, payable at retirement after age 62, equal to a benefit determined as if his Kaiser Retirement Plan pension were based on his aggregate service with the Company (6.7 years) and a prior employer (25 years), less his pension from that prior employer and any pension benefits from the Company. Mr. Haymaker was fully vested under this provision at the end of 1999. In 2000, following his retirement at the end of 1999, Mr. Haymaker received payment of this supplemental benefit together with his other retirement benefits from the Company.

     Raymond J. Milchovich

     Mr. Milchovich and the Company entered into an employment agreement effective June 1, 1999. Pursuant to the terms of the agreement, Mr. Milchovich is entitled to a base salary of not less than $630,000 for 2000, $692,000 for 2001 and $750,000 for 2002. This amount is reviewed annually by the Section 162(m) Committee to evaluate Mr. Milchovich's performance, and in any event on and after January 1, 2003, will be adjusted for inflation consistent with the general program of increases for other executives and management employees.

     Mr. Milchovich's agreement establishes a target bonus equal to 80% of base salary per year, which will be payable based on the attainment by the Company of the short-term bonus plan objectives under the Company's executive bonus plan for such year, as such objectives are agreed upon annually consistent with the Company's business plan for the relevant year.

     Under the terms of the agreement, Mr. Milchovich received in 1999 a stock option grant to purchase 750,000 shares of KAC Common Stock under the 1997 Omnibus Plan. Twenty percent (20%) of such grant, or 150,000 shares, was granted with an exercise price of $9.50 per share, forty percent (40%) of such grant, or 300,000 shares, was granted with an exercise price of $12.35 per share, and forty percent (40%) of such grant, or 300,000 shares, was granted with an exercise price of $14.25 per share. The option has an exercise period of ten years from the date of the grant. The option is in lieu of any payment of long-term incentive compensation under the executive bonus plan for the five year period beginning January 1, 2000, although Mr. Milchovich remains eligible for additional option grants at the discretion of the Section 162(m) Committee. Such grant generally will vest at the rate of 20% per year, beginning on January 1, 2001, although vesting may be accelerated in certain circumstances. The 1999 stock option grant to Mr. Milchovich exceeded the intended limit of 500,000 shares. A portion of the 1999 grant was canceled in 2000 to bring it within the 500,000 share limit. Mr. Milchovich received an option grant in 2000 equal to the canceled portion of the 1999 grant, which contains terms (including exercise price) designed to replicate the provisions of the 1999 grant.

     Mr. Milchovich's agreement provides that upon the termination of his employment for any reason other than termination for cause, his acceptance of any offer of employment with an affiliate of the Company, or a voluntary termination by Mr. Milchovich for other than good reason, then Mr. Milchovich would be entitled to receive the following benefits: (A) an early retirement lump sum payment, equal to the excess, if any, of the sum of (i) the lump sum benefit from the Kaiser Retirement Plan that Mr. Milchovich would have been entitled to as of the date of his actual termination based upon the terms of the Kaiser Retirement Plan as in effect June 1, 1999, and as if he qualified for a full early retirement pension, and (ii) the lump sum benefit from the Kaiser Supplemental Benefits Plan based upon the terms of that Plan as in effect June 1, 1999, and as if he qualified for a Kaiser Retirement Plan full early retirement pension, over (iii) an amount equal to the lump sum actuarial equivalent of Mr. Milchovich's actual benefit payable from the Kaiser Retirement Plan on account of his actual termination, plus the actual benefit payable from the Kaiser Supplemental Benefits Plan on account of his actual termination; (B) full health benefits as if Mr. Milchovich had qualified for an early retirement pension; (C) a lump sum equal to Mr. Milchovich's base salary as of the date of his termination for a period equal to the greater of (x) the number of months remaining in the employment period, or (y) two years, plus an amount equal to Mr. Milchovich's target annual bonus for the year of termination; and (D) all unvested stock options held by Mr. Milchovich on the date of such termination that would have vested during his employment period would immediately vest and become exercisable in full for the remaining portion of the applicable period. In the event of a change in control, the terms and conditions of Mr. Milchovich's agreement would continue in full force and effect during the period that he would continue to provide services; provided, in the event of a termination of his employment by the Company other than for cause, or in the event Mr. Milchovich would terminate his employment for any reason within twelve
(12) months following a change in control, the foregoing benefits would become due and payable.

     John T. La Duc

     Mr. La Duc and the Company entered into a five-year employment agreement effective January 1, 1998. Pursuant to the terms of the agreement, Mr. La Duc was entitled to a base salary of $350,000 per year effective June 1, 1998. This amount is reviewed annually to evaluate Mr. La Duc's performance, and in any event will be adjusted for inflation consistent with the general program of increases for other executives and management employees. Mr. La Duc's agreement established a 1998 annual target bonus of $200,000 (subject to adjustment for inflation) payable upon the Company achieving short-term objectives under its executive bonus plan which are to be agreed upon annually and otherwise consistent with the Company's business plan.

      Pursuant to the terms of the agreement, Mr. La Duc received in 1998 a grant under the 1997 Omnibus Plan of options to purchase 468,750 shares of KAC Common Stock at an exercise price of $9.3125 per share. This grant was intended to have a value at the date of grant equivalent to a value of five times Mr. La Duc's annual long-term incentive target of $465,000 and to be in lieu of any payment of long-term incentive compensation under the Company's executive bonus plan for the five-year period beginning January 1, 1998, although Mr. La Duc remains eligible for additional option grants. Such options generally vest at the rate of 20% per year, beginning on December 31, 1998, with an additional 20% vesting each December 31, thereafter until fully vested, although vesting may be accelerated in certain circumstances.

     Mr. La Duc's agreement provides that upon the termination of his employment for any reason other than termination for cause, his acceptance of any offer of employment with an affiliate of the Company, or a voluntary termination by Mr. La Duc for other than good reason, or if Mr. La Duc's employment terminates by the expiration of the employment period under the agreement without an offer for continued employment by the Company for a position of responsibility comparable to that held by Mr. La Duc at the beginning of the employment period and on substantially the same or improved terms and conditions, then Mr. La Duc would be entitled to receive the following benefits: (A) an early retirement lump sum payment, equal to the excess, if any, of the sum of (i) the lump sum benefit from the Kaiser Retirement Plan that Mr. La Duc would have been entitled to as of the date of his actual termination based upon the terms of the Kaiser Retirement Plan as in effect January 1, 1998, and as if he qualified for a full early retirement pension, and (ii) the lump sum benefit from the Kaiser Supplemental Benefits Plan based upon the terms of that Plan as in effect January 1, 1998, and as if he qualified for a Kaiser Retirement Plan full early retirement pension, over
(iii) an amount equal to the lump sum actuarial equivalent of Mr. La Duc's actual benefit payable from the Kaiser Retirement Plan on account of his actual termination, plus the actual benefit payable from the Kaiser Supplemental Benefits Plan on account of his actual termination; (B) full health benefits as if Mr. La Duc had qualified for an early retirement pension; (C) a lump sum equal to Mr. La Duc's base salary as of the date of his termination for a period equal to the greater of (x) the number of months remaining in the employment period, or (y) two years, plus an amount equal to Mr. La Duc's target annual bonus for the year of termination (but no less than $200,000); and (D) all unvested stock options held by Mr. La Duc on the date of such termination that would have vested during his employment period would immediately vest and become exercisable in full for the remaining portion of the period of five years from the date of grant. In the event of a change in control, the terms and conditions of Mr. La Duc's agreement would continue in full force and effect during the period that he would continue to provide services; provided, in the event of a termination of his employment by the Company other than for cause, or in the event Mr. La Duc would terminate his employment for any reason within twelve
(12) months following a change in control, the foregoing benefits would become due and payable.

     Jack A. Hockema

     Mr. Hockema and the Company entered into an employment agreement effective September 1, 1996, which, as amended, will expire December 31, 2000. Under the agreement, as of January 1, 1999, Mr. Hockema's base salary was $265,000. He also participated in the engineered products business unit 1999 annual incentive plan with an annual target incentive opportunity of $135,000 and the engineered products business unit 1997-1999 long-term incentive plan with an incentive opportunity of $200,000.

     Under the agreement, Mr. Hockema also is eligible for a "growing the business bonus" based upon increasing earnings before interest and taxes during the period January 1, 1999 through December 31, 2000. Mr. Hockema is entitled to participate in the Company's pension and profit-sharing plans, and his prior service as an employee of the Company is credited to him for eligibility and participation purposes. The agreement provides that Mr. Hockema participates in the Kaiser Severance Protection and Change of Control Benefits Program.

     The agreement may be terminated by either Mr. Hockema or the Company without cause on 30 days written notice, and the Company may terminate the agreement for cause without advance notice. If the Company terminates the agreement, any incentive compensation due will be prorated. If Mr. Hockema terminates the agreement, he will not be eligible for incentives in the year in which he terminates.

     Effective January 24, 2000, Mr. Hockema was elected Executive Vice President, and President of Kaiser Fabricated Products, of the Company. In connection with that election, new compensation arrangements for 2000 and 2001 were approved by the Section 162(m) Committee for Mr. Hockema. The compensation arrangements have three components: base pay, short-term incentive, and long-term incentive. Mr. Hockema's base pay for 2000 was set at $315,000. Mr. Hockema's short-term incentive for 2000 has two components. The first component has a target amount of $135,000, and any award under the first component will be made based on that target amount and on the performance of the engineered products business unit. The second component has a target amount of $30,000, and any award will be made based on that target amount and on the performance of the flat-rolled products business unit as determined by the Chief Executive Officer of the Company.

     Mr. Hockema's long-term incentive for 2000 has two components. The first component has a target amount of $200,000, and any award under the first component will be made based on that target amount and on the performance of the engineered products business unit. The second component has a value of $135,000, which award was made in 2000 in the form of a grant of a stock option to purchase shares of KAC Common Stock.

     Mr. Hockema will qualify for a cash bonus of $500,000 in the event of the sale of a specified portion of the business units under his management on or before July 1, 2002. Payment of such a bonus would be made in three equal annual installments, with the first payment occurring within 30 days of the closing of such sale. Mr. Hockema's base pay for 2001 was set at $375,000. The target amounts of Mr. Hockema's short-term incentive and long-term incentive for 2001 were established at $200,000 and $475,000, respectively; however, the other terms and conditions of such incentive awards have not been determined.

     Kaiser Severance Protection and Change of Control Benefits Program

     In 1998, the Company and KAC implemented the Kaiser Severance Protection and Change of Control Benefits Program (the "Program") in order to provide certain selected executive officers of the Company and KAC, including Messrs. Hockema and Bonn, and key employees of the Company (collectively, "Participants") with (i) incentives intended to increase the likelihood of retaining the services of the Participants and/or (ii) appropriate protection in the event of a job loss or change of control. The Program will generally remain in effect through December 31, 2000.

     The three components of the Program, each of which is described more fully below, consist of (i) severance payments and benefits in the event of termination, (ii) retention payments conditioned upon continued employment through specified dates, and (iii) options relating to KAC Common Stock. Under the Program, the Company and KAC have the sole discretion to determine which persons will participate in the Program and the level of participation. Not all components of the Program were made available to all Participants.

     Selected Participants are eligible for severance benefits under the Program upon termination of employment for any reason other than (i) the voluntary resignation or retirement of the Participant, (ii) the discharge of the Participant for serious cause or other reason prejudicial to the Company or KAC,
(iii) the Participant becoming eligible for sick leave, long-term disability or full early disability benefits under the Kaiser Retirement Plan, (iv) the Participant's refusal to accept another suitable position with the Company or KAC, or (v) the Participant's death. The benefits payable generally consist of a lump sum cash payment ranging from six months to one year of base salary (including, in some instances, prorated incentive awards based upon designated incentive targets) less whatever severance benefits the Participant would otherwise be eligible to receive under the Kaiser Termination Payment Policy. Participants may also be entitled under the Program to continued medical, dental, life and accidental death and disability coverage for designated periods after termination.

     In lieu of the severance benefits described above, selected Participants are also eligible for severance benefits in the event the Participant's employment terminates or constructively terminates due to a change of control or significant restructuring (collectively, a "Fundamental Change") during a period which commences ninety (90) days prior to a Fundamental Change and ends on the first anniversary of the Fundamental Change. These benefits are not available if
(i) the purchaser, new controlling entity, the Company or KAC offer the Participant suitable employment in a substantially similar capacity at the Participant's current level of compensation (regardless of whether the Participant accepts or rejects the suitable position), (ii) the Participant voluntarily resigns or is terminated, (iii) the Participant is discharged for serious cause or other reason prejudicial to the Company or KAC, (iv) the Participant becomes eligible within ninety (90) days prior to the Fundamental Change for sick leave, long-term disability or full early disability benefits under the Kaiser Retirement Plan, or (v) the Participant dies. If a Participant fails to qualify for severance benefits under the Program as a result of a termination of the Participant's employment due to a Fundamental Change, the Participant will also fail to qualify for the severance benefits described above in the preceding paragraph.

     The benefits payable under the Program as a result of a termination of employment due to a Fundamental Change generally consist of a lump sum cash payment in an amount ranging from twelve months to two years of base salary (including, in some instances, prorated incentive awards based upon designated incentive targets) less whatever severance benefits the Participant would otherwise be eligible to receive under the Kaiser Termination Payment Policy. Participants may also be entitled under the Program to continued medical, dental, life and accidental death and disability coverage for designated periods after termination due to a Fundamental Change.

     Under the Program, selected Participants are also eligible to receive retention payments conditioned upon continued employment as of a designated date. In each instance, the retention payment is also generally payable in the event a Participant's employment is terminated prior to the designated date unless the termination is for any of the reasons described above which preclude severance payments under the Program. Retention payments under the Program generally consist of a lump sum cash payment and are generally based upon six months of salary (including, in some instances, prorated incentive awards based upon designated incentive targets).

     Selected Participants are also eligible under the Program to receive options to purchase shares of KAC Common Stock. The number of shares of KAC Common Stock subject to such options and the specific terms of such options vary depending upon the level of responsibility and seniority of the Participant. Notwithstanding the foregoing, such options generally (i) replace the long-term incentive compensation otherwise applicable to the Participant receiving the options for designated long-term incentive periods beginning on or after January 1, 1999, (ii) expire five years after the date of grant, (iii) are based upon the market price of KAC Common Stock on the date of grant, (iv) vest over a period of three or five years, and (v) terminate upon the termination of employment for cause.

     Except as otherwise noted, there are no employment contracts between the Company or any of its subsidiaries and any of the Company's named executive officers. Similarly, except as otherwise noted, there are not any compensatory plans or arrangements which include payments from the Company or any of its subsidiaries to any of the Company's named executive officers in the event of any such officer's resignation, retirement or any other termination of employment with the Company and its subsidiaries or from a change in control of the Company or a change in the named executive officer's responsibilities following a change in control.


                      REPORT OF THE COMPENSATION COMMITTEES
                                       ON
                             EXECUTIVE COMPENSATION

     Two compensation committees administer the Company's compensation plans, the Policy Committee and the Section 162(m) Committee. The Policy Committee administers and establishes the Company's overall compensation policies, except to the extent that this authority has been delegated by the Board to the Section 162(m) Committee. The Section 162(m) Committee administers and approves amendments to the Company's plans or programs which are intended to comply with the provisions of Section 162(m), and also establishes the criteria to be used in determining awards to be made pursuant to those plans or programs. Each committee reports to the full Board and together they have furnished the following report on executive compensation for fiscal year 1999.

     Although certain plans or programs in which executive officers of the Company participate are jointly sponsored by the Company and KAC, executive officers of the Company are directly employed and compensated by the Company. During 1999, the members serving on the Policy Committee and Section 162(m) Committee also served on KAC's Compensation Policy Committee and Section 162(m) Compensation Committee, respectively (these committees are hereinafter collectively referred to in this report as the "Committees"). References to the "Company" made in the remainder of this report are deemed to include KAC as well as the Company.

COMPENSATION PHILOSOPHY, STRUCTURE AND METHODOLOGY

     Philosophy. The Company's philosophy continues to be that compensation of its executives officers should be related as closely as possible to the performance of the Company as a whole, and the area of direct responsibility of each executive, in creating economic value. To attract and retain talented individuals, the Company provides the opportunity to earn total compensation that is not only competitive with, but, if Company goals are exceeded, potentially superior to, that available from employers with whom the Company and its businesses compete.

     Structure. Executive compensation for 1999 consisted of a combination of base salary, short-term incentives based on performance during 1999, long-term incentives based on performance over the 1997-1999 three-year performance period, employee benefits and executive perquisites. Base salaries, together with short and long-term incentive targets, were designed to fall near the 50th percentile (mid-point) of the market. As a result, the combination of base pay and incentive compensation allowed executive officers to potentially earn less, the same as or more than the total compensation opportunity offered by competing employers depending on Company performance.

     For 1999, the portion of executive compensation allocated to base compensation ranged from approximately 27% to approximately 44% for the named executive officers, with the portion allocated to incentive compensation in each case generally increasing with position responsibility. For the named executive officers other than Mr. Hockema, the incentive targets for 1999 were allocated 30% to short-term targets and 70% to long-term targets, and for Mr. Hockema the incentive targets for 1999 were allocated 40% to short-term targets and 60% to long-term targets. This structure reflected the Company's compensation philosophy by structuring a major portion of each executive's total compensation to be at-risk and performance-based. The Company's compensation for executive officers also included other benefits and perquisites which generally fell within the 50th percentile of its comparative market.

     Methodology. Target compensation and incentives were based on a combination of market survey data, internal force-ranking and assessment of position responsibilities. Major national surveys, as well as market data from a group of companies engaged in metals, mining, chemicals and similar industries, with whom the Company is likely to compete for managerial talent, were used to establish the market. In performing its assessment of position responsibilities, descriptions of various key positions, the duties and major responsibilities of each position, as well as the required qualifications, were developed and then matched to database descriptions to ensure an accurate match to reasonably comparable positions at comparative companies.

COMPONENTS OF EXECUTIVE OFFICER COMPENSATION FOR 1999

     Base Salaries. Adjustments to the base salary of certain executive officers were made during 1999 as necessary to (i) reflect market related adjustments and increasing responsibilities assumed either as the result of promotions or additional assignments during the year and (ii) increase the likelihood of retaining such executive officers as the Company pursues its strategy for creating stockholder value.

     Short-Term Incentive. For corporate executive officers, short-term incentive awards for 1999 were generally based on the Company's return on net assets, adjusted to trend line metal prices and for certain non-recurring events. This metric was used in 1997, 1998 and 1999 to measure the Company's progress toward the $120 million profit improvement program which was established in 1997. Applying this metric for 1999 resulted in calculated awards for corporate executive officers of just under 47% of the target short-term incentive for those officers. As noted above, short-term incentive targets for the most senior executives represented approximately 30% of total incentive targets, while the long-term incentive targets described below represented approximately 70% of total incentive targets.

     The 1999 awards take into consideration the significant impact of adverse events on the Company's operating environment and performance, including the low price of primary aluminum and alumina, primarily in the first half of 1999; the sharp decline in demand and pricing of heat-treat products for aerospace and other markets; the explosion at the Gramercy alumina refinery; and the write-down of the value of the Micromill.

     Management has recommended, and the Committees have approved, certain changes in short-term incentive metrics for corporate executive officers to more closely align short-term incentives with "as reported" results and the ability of the Company to pay. See "Future Incentive Programs," below.

     For business unit presidents, 1999 short-term incentives were based on business unit earnings before interest and taxes. Two business units, engineered products and primary aluminum, exceeded target levels, resulting in calculated short-term awards of 157% of target for engineered products and 121% of target for primary aluminum. In two business units, flat-rolled products and alumina, earnings before interest and taxes fell below threshold levels, and those business unit presidents received no short-term incentive for 1999.

     Long-Term Incentive. The year 1999 was the last year of the three-year rolling long-term incentive programs initiated in 1995 for corporate executive officers. The last program covered the performance period 1997-1999, and was based on earnings per share targets established in 1997. For corporate executive officers, these rolling three-year programs were replaced beginning in 1998 with stock option grants, in the belief that stock options align the long-term interests of management with shareholders more effectively than other performance metrics. For business unit presidents, these programs were replaced with programs for the management of each business unit based on performance of that business unit, measured generally by earnings before interest and taxes over a three year period.

     Awards under the 1997-1999 program averaged just under 6% of long-term incentive targets for corporate executive officers, reflecting the profitable period in 1997 and the first three quarters of 1998, largely offset by the effect in the fourth quarter of 1998 of the labor dispute with the United Steelworkers of America, the low price of primary aluminum and alumina in the fourth quarter of 1998 and first half of 1999, the sharp decline in demand and pricing for heat-treat products for the aerospace and other markets in 1999, the explosion at the Gramercy alumina refinery in 1999, and the write-downs of the value of the Micromill in 1998 and 1999. As noted above, long-term incentive targets represent 70% of total incentive targets for most senior executive officers. Awards under the 1997-1999 program, in general, will be paid in two installments; the first installment to corporate officers was made in April 2000, and the second installment will, subject to certain conditions, be distributed in 2001. Pursuant to a separate agreement, the full amount of Mr. Hockema's award for the 1997-1999 performance period was paid in cash at the time such first installment was paid.

     The business unit long-term incentive programs were established in 1997 and 1998. Three of the four business unit programs are based on earnings before interest and taxes, with the targets for the primary aluminum business unit and the alumina business unit adjusted to trend line prices. The program for the engineered products business unit is based on economic value added over the cost of capital. Three of the four business units--primary aluminum, alumina, and engineered products--established three-year rolling programs, while the flat-rolled products business unit established a fixed three-year program for the period 1998-2000. Awards under the 1997-1999 program for the alumina business unit were just over 1.0 times target and for the primary aluminum business unit were approximately 80% of target. Mr. Hockema participated in the engineered products business unit program for the 1997-1999 period, and awards under that program were just under 118% of target.

     Additional information with respect to the long-term component of executive compensation is set forth above in the Summary Compensation Table and Long-Term Incentive Awards Table.

FUTURE INCENTIVE PROGRAMS

     Although total incentives calculated for senior corporate executives were approximately 18% of total incentive targets, management has recommended, and the Committees have approved, certain changes in future incentive award determinations. Future short-term incentives for corporate executives will be awarded based on annual operating income as reported, except for certain non-cash and non-recurring items. The Committees believe that this metric will better reflect (i) the required performance from management in generating the needed earnings and cash to invest in opportunities for value creation available to the Company, and (ii) the Company's ability to pay incentives to executive management, than the previous metric of return on net assets normalized to trend line metal prices and for other non- recurring factors. As previously discussed, the opportunity to earn long-term incentives will be provided through stock option grants, with the amount of the grant equal to the long-term incentive target for the executive.

EMPLOYMENT AGREEMENTS

      From time to time and for various reasons, management and the Board has deemed it appropriate to enter into specific employment agreements with certain executive officers. Such agreements may relate, for example, to the further retention of the officer or a commitment by the officer to relocate to another location. Where such agreements are made, they are negotiated by the Company's General Counsel, or his designee under the supervision of the Policy Committee and reviewed and approved by the Board or the Policy Committee and, if appropriate, the Section 162(m) Committee. In making its compensation decisions, and in supervising the negotiations and approving such employment agreements, the Policy Committee is mindful of the Company's overall corporate objectives and the compensation objectives described above as well as the circumstances making the employment agreement an appropriate compensation mechanism. Such employment agreements generally range in term from one to five years. During 1999, Messrs. Haymaker, Milchovich, La Duc, and Hockema were employed under the employment agreements discussed above under the caption "Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

COMPENSATION OF THE CEO FOR THE LAST COMPLETED FISCAL YEAR

     Mr. Haymaker served as the Chairman of the Board and Chief Executive Officer of the Company for all of 1999 until his retirement at the age of 62 on December 31, 1999. During 1999, Mr. Haymaker was employed pursuant to a written employment agreement which is described above under the caption "Employment Contracts and Termination of Employment and Change-in-Control Arrangements." Mr. Haymaker's base salary remained with no increase at $569,000 in 1999. During 1999, the Company's performance fell below 1999 performance goals. As a result, the short-term incentive award earned by Mr. Haymaker in 1999 was limited to $184,070, or approximately 47% of his targeted amount of $395,000. Similarly, the Company's performance during the 1997-1999 long-term incentive compensation performance period fell below performance goals. As a result, the long-term award value earned by Mr. Haymaker for the 1997-1999 three year long-term performance period was $47,600, or approximately 6% of his targeted amount of $850,000.

COMPENSATION BY MAXXAM

     Mr. La Duc received a portion of his compensation during 1999 from MAXXAM, KAC's parent corporation. Where an executive officer of both the Company and MAXXAM is compensated by the Company, or where an executive officer of both the Company and MAXXAM is compensated by MAXXAM, the respective corporations make intercompany allocations of the costs of employment of the executive officer based on the allocation of that executive officer's time as expended among the Company, MAXXAM or their respective subsidiaries. Such allocations are described under "Certain Transactions" below.

COMPLIANCE WITH SECTION 162(m)

     Section 162(m) generally disallows a tax deduction to public companies for compensation over $1 million paid to their Chief Executive Officers and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Compensation earned by or awarded to certain senior executives whose compensation is potentially subject to the limitations imposed by Section 162(m) of the Code is intended to comply with the provisions of Section 162(m) of the Code. The Kaiser 1993 Omnibus Stock Incentive Plan (the "1993 Omnibus Plan") and the 1997 Omnibus Plan, each of which has been approved by the stockholders of the Company, are performance based and designed to enable compliance with
Section 162(m) and the regulations thereunder. In addition, the awards under the 1993 Omnibus Plan and 1997 Omnibus Plan that are intended to comply with Section 162(m) are administered by the Section 162(m) Committee. Messrs. Cruikshank (Chairman) and Woods currently serve as members of the Section 162(m) Committee and for purposes of Section 162(m) are qualifying directors. The Section 162(m) Committee believes that awards to senior executives whose compensation may be subject to Section 162(m) of the Code should be tax deductible under that rule.



Section 162(m) Compensation                                           Compensation Policy Committee of the Board
Committee of the Board of Directors                                   of Directors


Robert J. Cruikshank, Chairman                                        Ezra G. Levin, Chairman
James D. Woods                                                        Robert J. Cruikshank
                                                                      James D. Woods


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Policy Committee or the Section 162(m) Committee was, during the 1999 fiscal year, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries or, other than Mr. Levin, had any relationships requiring disclosure by the Company under Item 404 of Regulation S-K. Mr. Levin served on the Company's Policy Committee and Board of Directors during 1999 and is also a partner in the law firm of Kramer Levin Naftalis & Frankel LLP, which provided legal services to KAC, the Company and the Company's subsidiaries during 1999.

     During the Company's 1999 fiscal year, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Policy Committee or Section 162(m) Committee of the Company, (ii) a director of another entity, one of whose executive officers served on any of such committees, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

                              CERTAIN TRANSACTIONS

     During the period from October 28, 1988 through June 30, 1993, KAC and its domestic subsidiaries, including the Company, were included in the consolidated federal income tax returns of MAXXAM. Payments or refunds for periods prior to July 1, 1993 related to foreign jurisdictions could still be required pursuant to the Company's tax allocation agreements with MAXXAM. In accordance with the credit agreement entered into by the Company and KAC, any such payments to MAXXAM by the Company would require lender approval, except in certain circumstances. The tax allocation agreements with MAXXAM terminated pursuant to their terms, effective for taxable periods beginning after June 30, 1993. While the Company is severally liable for the MAXXAM tax group's federal income tax liability for all of 1993 and applicable prior periods, pursuant to the relevant tax allocation agreements, MAXXAM indemnifies the Company to the extent the tax liability exceeds amounts payable by the Company under such agreements.

     The Company and MAXXAM have an arrangement pursuant to which they reimburse each other for certain allocable costs associated with the performance of services by their respective employees. The Company paid a total of approximately $2.6 million to MAXXAM pursuant to such arrangements and MAXXAM paid approximately $2.0 million to the Company pursuant to such arrangements in respect of 1999. Generally, the Company and MAXXAM endeavor to minimize the need for reimbursement by ensuring that employees are employed by the entity to which the majority of their services are rendered.

     During 1999, Mr. Milchovich, an executive officer and a director of the Company and KAC, borrowed $326,368.54 on an interest free basis from the Company in connection with the purchase of a new home. The loan was repaid in full in October 1999.

     Mr. Levin, a director of the Company and KAC, is a partner in the law firm of Kramer Levin Naftalis & Frankel LLP, which provides legal services to KAC and its subsidiaries, including the Company.

     On April 17, 1995, SHRP, Ltd. and two affiliated entities, SHRP Acquisition, Inc. and SHRP Capital Corp., filed voluntary corporate petitions under Chapter 11 of the United States Bankruptcy Code. Their bankruptcy plan has since been confirmed and the transactions contemplated by the bankruptcy reorganization plan were consummated on October 6, 1995. Mr. Hurwitz has served as a director and Chairman of the Board of SHRP, Inc., SHRP, Ltd.'s sole general partner prior to SHRP, Ltd.'s bankruptcy reorganization, and as a director, Chairman of the Board and President of SHRP Capital Corp., a subsidiary of SHRP, Ltd. that was dissolved effective December 31, 1997.

     Mr. Haymaker's son, George T. Haymaker III, was an executive officer of Coast Aluminum and Architectural ("Coast"), a distributor of aluminum products, including products manufactured by the Company, until December 1999. During 1999, Coast purchased approximately $19 million of products from the Company.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of the copies of the Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and written representations from reporting persons that no other Form 5s were required, the Company believes that all filing requirements were complied with which were applicable to its officers, directors and greater than 10% beneficial owners.


                                  OTHER MATTERS

INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, the Company's independent public accountants, has completed its audit with respect to the Company's 1999 fiscal year. Representatives of Arthur Andersen LLP plan to attend the Annual Meeting and will be available to answer appropriate questions. Such representatives will also have an opportunity to make a statement at the Annual Meeting, if they so desire.

STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS

     Stockholders may submit proposals on matters appropriate for stockholder action at the Company's annual meeting of stockholders, consistent with regulations adopted by the Securities and Exchange Commission (the "Commission"). Proposals submitted for inclusion in the Company's proxy statement and form of proxy for the 2001 annual meeting of stockholders are subject to the requirements of Rule 14a-8 of the proxy rules adopted by the Commission, and must be received by the Company not later than December 29, 2000. Timely submission of a proposal does not necessarily mean that such proposal will be included. If a stockholder intends to present a proposal for consideration at the 2001 annual meeting outside of Rule 14a-8, the Company must receive notice of such proposal on or before March 26, 2001, or such notice will be considered untimely under Rule 14a-4(c)(1) of the Commission's proxy rules, and the Company's proxies will have discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in its proxy materials. Proposals must be sent to the Company's Secretary at 5847 San Felipe, Suite 2600, Houston, Texas 77057.

OTHER MATTERS

      The cost of mailing and soliciting proxies in connection with the Annual Meeting will be borne by the Company. The Company will, if requested, reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy material to their principals. Proxies may be solicited by directors, officers and employees of the Company without special remuneration. The Company has retained Corporate Investor Communications, Inc. to assist in the distribution and solicitation of proxies at an estimated cost of approximately $5,000, plus reasonable out-of-pocket expenses. In addition to the use of mails, proxies may be solicited by personal interviews, facsimile or telephone.



                                        By Order of the Board of Directors

                                        JOHN WM. NIEMAND II
                                        Secretary
April 28, 2000
Houston, Texas






                                                                                                  [Company Logo]






================================================================                ===================================================

                TABLE OF CONTENTS                                                           NOTICE OF 2000 ANNUAL MEETING
                                                                                                        AND
Notice of Annual Meeting of Stockholders                                                           PROXY STATEMENT
Proxy Statement
           Election of Directors.....................         3                 ===================================================
           Other Business............................         3
           The Board of Directors and its
              Committees.............................         3
           Executive Officers and Directors..........         6
           Principal Stockholders....................        10
           Executive Compensation....................        13
           Report of the Compensation
              Committees on Executive
              Compensation...........................        22
           Certain Transactions......................        26
           Section 16(a) Beneficial Ownership
              Reporting Compliance...................        26
           Other Matters.............................        26

================================================================





                                                                                                     IMPORTANT
                                                                                         PLEASE SIGN AND DATE YOUR PROXY CARD
                                                                                  AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.


                                                         SKU KACC - PROXY - 2000

Printed on recycled paper.

                     KAISER ALUMINUM & CHEMICAL CORPORATION
                           5847 SAN FELIPE, SUITE 2600
                              HOUSTON, TEXAS 77057



                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 8, 2000


                              PRE-REGISTRATION FORM

     If you plan to attend the Annual Meeting of Stockholders at 9:00 a.m., local time, on Thursday, June 8, 2000, at The Power Center, 12401 South Post Oak, Houston, Texas, you may use this form to pre-register and expedite your admission to the meeting. If you choose to pre-register, you will only be required to verify your identity at the registration table with a driver's license or other appropriate identification bearing a photograph to enter the meeting. If you are a Stockholder of record or are the beneficial owner of shares held under the Kaiser Aluminum USWA Employee Stock Ownership Plan ("USWA Stock Plan") or the Kaiser Aluminum Salaried Employee Stock Ownership Plan ("Salaried Plan"), please complete and return this form to pre-register. If you hold your shares through your broker, bank or other nominee, please complete and return this form accompanied by your brokerage or similar statement demonstrating that you owned shares of the Company's stock as of the close of business on April 17, 2000, to pre-register. All Stockholders will still need to follow the rules and procedures set forth in the Proxy Statement and at the Annual Meeting in order to vote their shares at the meeting; however, if you are the beneficial owner of shares under the USWA Stock Plan or the Salaried Plan, you may direct how those shares will be voted only by completing and returning to the trustee for such plans the voting direction card provided to you with your proxy statement for such shares in accordance with the instructions set forth on such card.

     Please return this Pre-Registration Form, together with proof of ownership of the Company's stock as of April 17, 2000, if necessary, to: Kaiser Aluminum & Chemical Corporation, 5847 San Felipe, Suite 2600, Houston, Texas 77057,
Attention: Stockholder Meeting Pre-Registration or by facsimile to 1-877-276-6983. For further information, you may call toll-free 1-877-276-6903.

I plan to attend the Company's Annual Meeting of Stockholders on June 8, 2000.


Name:
     ---------------------------------------------
Street:
      --------------------------------------------
City:
     ---------------------------------------------
State:                    ZIP CODE:
     --------------------          ---------------
Daytime Telephone Number (including area code):
                                                ---------------------

              PROXY FOR CUMULATIVE (1985 SERIES A) PREFERENCE STOCK
                     KAISER ALUMINUM & CHEMICAL CORPORATION
              SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 8, 2000

         The undersigned hereby appoints J. Kent Friedman, John T. La Duc, Raymond J. Milchovich and John Wm. Niemand II as proxies (each with power to act alone, or jointly, and with power of substitution) to vote, as designated on the reverse side, all shares of Cumulative (1985 Series A) Preference Stock the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on June 8, 2000, and at any and all adjournments or postponements thereof.

PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                               (SEE REVERSE SIDE)
























                            o FOLD AND DETACH HERE O


                                                                                                            Please mark     [X]
                                                                                                            your votes as
                                                                                                            indicated in
                                                                                                            this example

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE
VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS.



                                                   NOMINEES: Robert J. Cruikshank, James T. Hackett, George T. Haymaker, Jr.,
                                                   Charles E. Hurwitz, Ezra G. Levin, Raymond J. Milchovich and James D. Woods.

1.  ELECTION OF DIRECTORS.


                                                   To withhold authority to vote for any individual nominee(s) while voting for the
          FOR ALL                                  remainder, write the name of the nominee(s) for which authority is withheld in
          NOMINEES                                 the space below:
         (EXCEPT AS                 WITHHOLD
        MARKED TO THE               FROM ALL
         CONTRARY)                  NOMINEES

           [  ]                       [  ]         --------------------------------------------------------------------------------






2.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER            Please sign name(s) exactly as
    MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR             printed hereon. If stock is held in
    POSTPONEMENTS THEREOF, HEREBY REVOKING ANY DIRECTION HERETOFORE GIVEN BY THE       the name of more than one person,
    UNDERSIGNED.                                                                       EACH person should sign. Executors,
                                                                                       administrators, trustees, etc.
                                                                                       should give full title as such. If
                                                                                       a corporation, please sign full
                                                                                       corporate name by duly authorized
                                                                                       officer. If a partnership, please
                                                                                       sign in partnership name by
                                                                                       authorized person.


                                                                                       Dated: ___________________, 2000

                                                                                       ---------------------------------
                                                                                       Signature

                                                                                       ---------------------------------
                                                                                       Signature if held jointly

                                                                                       ---------------------------------
                                                                                       Title










                            o FOLD AND DETACH HERE o

              PROXY FOR CUMULATIVE (1985 SERIES B) PREFERENCE STOCK
                     KAISER ALUMINUM & CHEMICAL CORPORATION
              SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 8, 2000

         The undersigned hereby appoints J. Kent Friedman, John T. La Duc, Raymond J. Milchovich and John Wm. Niemand II as proxies (each with power to act alone, or jointly, and with power of substitution) to vote, as designated on the reverse side, all shares of Cumulative (1985 Series B) Preference Stock the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on June 8, 2000, and at any and all adjournments or postponements thereof.

PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                               (SEE REVERSE SIDE)
























                            o FOLD AND DETACH HERE O


                                                                                                            Please mark     [X]
                                                                                                            your votes as
                                                                                                            indicated in
                                                                                                            this example

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE
VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS.



                                                   NOMINEES: Robert J. Cruikshank, James T. Hackett, George T. Haymaker, Jr.,
                                                   Charles E. Hurwitz, Ezra G. Levin, Raymond J. Milchovich and James D. Woods.

1.  ELECTION OF DIRECTORS.


                                                   To withhold authority to vote for any individual nominee(s) while voting for the
          FOR ALL                                  remainder, write the name of the nominee(s) for which authority is withheld in
          NOMINEES                                 the space below:
         (EXCEPT AS                 WITHHOLD
        MARKED TO THE               FROM ALL
         CONTRARY)                  NOMINEES

           [  ]                       [  ]         --------------------------------------------------------------------------------






2.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER            Please sign name(s) exactly as
    MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR             printed hereon. If stock is held in
    POSTPONEMENTS THEREOF, HEREBY REVOKING ANY DIRECTION HERETOFORE GIVEN BY THE       the name of more than one person,
    UNDERSIGNED.                                                                       EACH person should sign. Executors,
                                                                                       administrators, trustees, etc.
                                                                                       should give full title as such. If
                                                                                       a corporation, please sign full
                                                                                       corporate name by duly authorized
                                                                                       officer. If a partnership, please
                                                                                       sign in partnership name by
                                                                                       authorized person.


                                                                                       Dated: ____________________, 2000

                                                                                       ---------------------------------
                                                                                       Signature

                                                                                       ---------------------------------
                                                                                       Signature if held jointly

                                                                                       ---------------------------------
                                                                                       Title


                            o FOLD AND DETACH HERE o

             DIRECTION BY PARTICIPANT TO TRUSTEE OF KAISER ALUMINUM
                 USWA EMPLOYEE STOCK OWNERSHIP PLAN (USWA PLAN)
              PROXY FOR CUMULATIVE (1985 SERIES A) PREFERENCE STOCK
                     KAISER ALUMINUM & CHEMICAL CORPORATION
              SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 8, 2000


         The undersigned hereby directs the Trustee of the USWA Plan to vote all shares (in person or by proxy) allocated to the undersigned's account as of April 17, 2000, at the Annual Meeting of Stockholders to be held on June 8, 2000, and at any and all adjournments or postponements thereof. The Trustee or its proxy, acting at the meeting, may exercise all powers hereby conferred.

         THE TRUSTEE OR ITS PROXY IS DIRECTED TO VOTE AS INDICATED ON THE REVERSE SIDE. IF THIS CARD IS RETURNED AND NO CHOICE IS SPECIFIED, THE SHARES REPRESENTED HEREBY WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT. THE TRUSTEE WILL KEEP ALL VOTES CONFIDENTIAL AND WILL VOTE SHARES AS TO WHICH NO VOTING INSTRUCTION CARDS ARE RECEIVED IN THE SAME PROPORTIONS AS THE SHARES TO WHICH VOTING INSTRUCTION CARDS ARE RECEIVED ARE VOTED.

             PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN THE
                   ENCLOSED ENVELOPE BY MONDAY, JUNE 5, 2000.

                               (SEE REVERSE SIDE)










                            o FOLD AND DETACH HERE O

May 8, 2000

To:  Participants in Kaiser Aluminum USWA Employee Stock Ownership Plan (USWA
     Plan)

As a participant in the USWA Plan, you have an interest in the forthcoming Annual Meeting of Stockholders of Kaiser Aluminum & Chemical Corporation ("Kaiser Aluminum") to be held on June 8, 2000. Each participant is entitled to direct the USWA Plan Trustee how to vote the shares of Kaiser Aluminum's Cumulative (1985 Series A) Preference Stock credited to his or her account as of April 17, 2000. Shares credited to your account, which you are entitled to vote, are shown on this voting direction card.

The item to be voted on at this year's Annual Meeting is the election of Directors. If you wish to instruct the Trustee how to vote on this item, you may use this card.

If the Trustee does not receive a signed direction card from you before 5:00 p.m. Eastern Daylight Time on June 5, 2000, the Trustee or its proxy will vote the shares in your account in the same manner proportionally as it votes the other shares for which timely voting instructions are received.

For your information, enclosed are Kaiser Aluminum's Notice of Annual Meeting of Stockholders and Proxy Statement and its 1999 Annual Report on Form 10-K to the Securities and Exchange Commission. Please return your card in the enclosed postage-paid envelope before 5:00 p.m. Eastern Daylight Time on June 5, 2000. Individual voting instructions received by the Trustee will be held in complete confidence.

Your participation in this vote is encouraged.

Frank Russell Trust Company as Trustee of
Kaiser Aluminum USWA
Employee Stock Ownership Plan

Enclosures


                                                                                                            Please mark     [X]
                                                                                                            your votes as
                                                                                                            indicated in
                                                                                                            this example

THE TRUSTEE OR ITS PROXY IS DIRECTED TO VOTE AS INDICATED BELOW.



                                                   NOMINEES: Robert J. Cruikshank, James T. Hackett, George T. Haymaker, Jr.,
                                                   Charles E. Hurwitz, Ezra G. Levin, Raymond J. Milchovich and James D. Woods.

1.  ELECTION OF DIRECTORS.


                                                   To withhold authority to vote for any individual nominee(s) while voting for the
          FOR ALL                                  remainder, write the name of the nominee(s) for which authority is withheld in
          NOMINEES                                 the space below:
         (EXCEPT AS                 WITHHOLD
        MARKED TO THE               FROM ALL
         CONTRARY)                  NOMINEES

           [  ]                       [  ]         --------------------------------------------------------------------------------






2.  IN THEIR DISCRETION, THE TRUSTEE OR ITS PROXY IS AUTHORIZED TO VOTE UPON           Please sign name(s) exactly as
    SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY                  printed hereon. If stock is held in
    ADJOURNMENTS OR POSTPONEMENTS THEREOF, HEREBY REVOKING ANY DIRECTION               the name of more than one person,
    HERETOFORE GIVEN BY THE UNDERSIGNED.                                               EACH person should sign. Executors,
                                                                                       administrators, trustees, etc.
                                                                                       should give full title as such. If
                                                                                       a corporation, please sign full
                                                                                       corporate name by duly authorized
                                                                                       officer. If a partnership, please
                                                                                       sign in partnership name by
                                                                                       authorized person.


                                                                                       Dated: ____________________, 2000

                                                                                       ---------------------------------
                                                                                       Signature

                                                                                       ---------------------------------
                                                                                       Signature if held jointly

                                                                                       ---------------------------------
                                                                                       Title



                            o FOLD AND DETACH HERE O

             DIRECTION BY PARTICIPANT TO TRUSTEE OF KAISER ALUMINUM
             SALARIED EMPLOYEE STOCK OWNERSHIP PLAN (SALARIED PLAN)
              PROXY FOR CUMULATIVE (1985 SERIES B) PREFERENCE STOCK
                     KAISER ALUMINUM & CHEMICAL CORPORATION
              SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 8, 2000

         The undersigned hereby directs the Trustee of the Salaried Plan to vote all shares (in person or by proxy) allocated to the undersigned's account as of April 17, 2000, at the Annual Meeting of Stockholders to be held on June 8, 2000, and at any and all adjournments or postponements thereof. The Trustee or its proxy, acting at the meeting, may exercise all powers hereby conferred.

         THE TRUSTEE OR ITS PROXY IS DIRECTED TO VOTE AS INDICATED ON THE REVERSE SIDE. IF THIS CARD IS RETURNED AND NO CHOICE IS SPECIFIED, THE SHARES REPRESENTED HEREBY WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT. THE TRUSTEE WILL KEEP ALL VOTES CONFIDENTIAL AND WILL VOTE SHARES AS TO WHICH NO VOTING INSTRUCTION CARDS ARE RECEIVED IN THE SAME PROPORTIONS AS THE SHARES TO WHICH VOTING INSTRUCTION CARDS ARE RECEIVED ARE VOTED.

             PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN THE
                   ENCLOSED ENVELOPE BY MONDAY, JUNE 5, 2000.

                               (SEE REVERSE SIDE)
















                            o FOLD AND DETACH HERE O

May 8, 2000

To: Participants in Kaiser Aluminum Salaried Employee Stock Ownership Plan (Salaried Plan)

As a participant in the Salaried Plan, you have an interest in the forthcoming Annual Meeting of Stockholders of Kaiser Aluminum & Chemical Corporation ("Kaiser Aluminum") to be held on June 8, 2000. Each participant is entitled to direct the Salaried Plan Trustee how to vote the shares of Kaiser Aluminum's Cumulative (1985 Series B) Preference Stock credited to his or her account as of April 17, 2000. Shares credited to your account, which you are entitled to vote, are shown on this voting direction card.

The item to be voted on at this year's Annual Meeting is the election of Directors. If you wish to instruct the Trustee how to vote on this item, you may use this card.

If the Trustee does not receive a signed direction card from you before 5:00 p.m. Eastern Daylight Time on June 5, 2000, the Trustee or its proxy will vote the shares in your account in the same manner proportionally as it votes the other shares for which timely voting instructions are received.

For your information, enclosed are Kaiser Aluminum's Notice of Annual Meeting of Stockholders and Proxy Statement and its 1999 Annual Report on Form 10-K to the Securities and Exchange Commission. Please return your card in the enclosed postage-paid envelope before 5:00 p.m. Eastern Daylight Time on June 5, 2000. Individual voting instructions received by the Trustee will be held in complete confidence.

Your participation in this vote is encouraged.

Frank Russell Trust Company as Trustee of
Kaiser Aluminum Salaried
Employee Stock Ownership Plan

Enclosures


                                                                                                            Please mark     [X]
                                                                                                            your votes as
                                                                                                            indicated in
                                                                                                            this example

THE TRUSTEE OR ITS PROXY IS DIRECTED TO VOTE AS INDICATED BELOW.



                                                   NOMINEES: Robert J. Cruikshank, James T. Hackett, George T. Haymaker, Jr.,
                                                   Charles E. Hurwitz, Ezra G. Levin, Raymond J. Milchovich and James D. Woods.

1.  ELECTION OF DIRECTORS.


                                                   To withhold authority to vote for any individual nominee(s) while voting for the
          FOR ALL                                  remainder, write the name of the nominee(s) for which authority is withheld in
          NOMINEES                                 the space below:
         (EXCEPT AS                 WITHHOLD
        MARKED TO THE               FROM ALL
         CONTRARY)                  NOMINEES

           [  ]                       [  ]         --------------------------------------------------------------------------------






2.  IN THEIR DISCRETION, THE TRUSTEE OR ITS PROXY IS AUTHORIZED TO VOTE UPON           Please sign name(s) exactly as
    SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY                  printed hereon. If stock is held in
    ADJOURNMENTS OR POSTPONEMENTS THEREOF, HEREBY REVOKING ANY DIRECTION               the name of more than one person,
    HERETOFORE GIVEN BY THE UNDERSIGNED.                                               EACH person should sign. Executors,
                                                                                       administrators, trustees, etc.
                                                                                       should give full title as such. If
                                                                                       a corporation, please sign full
                                                                                       corporate name by duly authorized
                                                                                       officer. If a partnership, please
                                                                                       sign in partnership name by
                                                                                       authorized person.

                                                                                       Dated: ____________________, 2000

                                                                                       ---------------------------------
                                                                                       Signature

                                                                                       ---------------------------------
                                                                                       Signature if held jointly

                                                                                       ---------------------------------
                                                                                       Title



                            o FOLD AND DETACH HERE o

                             PROXY FOR COMMON STOCK
                     KAISER ALUMINUM & CHEMICAL CORPORATION
              SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 8, 2000

         The undersigned hereby appoints J. Kent Friedman, John T. La Duc, Raymond J. Milchovich and John Wm. Niemand II as proxies (each with power to act alone, or jointly, and with power of substitution) to vote, as designated on the reverse side, all shares of Common Stock the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on June 8, 2000, and at any and all adjournments or postponements thereof.

               PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN
                               ENCLOSED ENVELOPE.

                               (SEE REVERSE SIDE)



















                            o FOLD AND DETACH HERE o



WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED.  IF NO CHOICE            Please mark      [X]
IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS.             your votes as
                                                                                                            indicated in
                                                                                                            this example

1.   ELECTION OF DIRECTORS                             NOMINEES:  Robert J. Cruikshank, James T. Hackett, George T. Haymaker, Jr.,
                                                       Charles E. Hurwitz, Ezra G. Levin, Raymond J. Milchovich and James D. Woods.
     FOR ALL NOMINEES                WITHHOLD
   (EXCEPT AS MARKED TO              FROM ALL          To withhold authority to vote for any individual nominee(s) while voting for
       THE CONTRARY)                 NOMINEES          the remainder, write the name of the nominee(s) for which authority is withheld in the space below:

           [  ]                       [  ]             ----------------------------------------------------------------------------


2.   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER           Please sign name(s) exactly as
     MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR            printed hereon. If stock is held in
     POSTPONEMENTS THEREOF, HEREBY REVOKING ANY DIRECTION HERETOFORE GIVEN BY          the name of more than one person,
     THE UNDERSIGNED.                                                                  EACH person should sign. Executors,
                                                                                       administrators, trustees, etc.
                                                                                       should give full title as such. If
                                                                                       a corporation, please sign full
                                                                                       corporate name by duly authorized
                                                                                       officer. If a partnership, please
                                                                                       sign in partnership name by
                                                                                       authorized person.


                                                                                       Dated: ____________________, 2000

                                                                                       ---------------------------------
                                                                                       Signature

                                                                                       ---------------------------------
                                                                                       Signature if held jointly

                                                                                       ---------------------------------
                                                                                       Title



















                            o FOLD AND DETACH HERE o